As filed with the Securities and Exchange Commission on January 13, 1997


                                              Securities Act File No. 33-64916
                                      Investment Company Act File No. 811-7540

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ---------------------
                                    FORM N-2

           Registration Statement Under the Securities Act of 1933 |X|
                         Pre-Effective Amendment No. |_|

                       Post-Effective Amendment No. 5 |X|

                                       and
       Registration Statement Under the Investment Company Act of 1940 |X|

                               Amendment No. 7 |X|

                        (Check appropriate box or boxes)
                              ---------------------
                       GLOBAL HIGH INCOME DOLLAR FUND INC.

               (Exact name of Registrant as specified in charter)

                           1285 Avenue of the Americas

                            New York, New York 10019

                    (Address of principal executive offices)
       Registrant's Telephone Number, including Area Code: (212) 713-2000

                              ---------------------
                            DIANNE E. O'DONNELL, ESQ.

                          Vice President and Secretary

                       GLOBAL HIGH INCOME DOLLAR FUND INC.

                           1285 Avenue of the Americas

                            New York, New York 10019

                     (Name and address of agent for service)

                              ---------------------
                                   Copies to:

         ROBERT A. WITTIE, ESQ.                  GREGORY K. TODD, ESQ.

         JENNIFER R. GONZALEZ, ESQ.              KEITH A. WELLER, ESQ.
         KIRKPATRICK & LOCKHART LLP              MITCHELL HUTCHINS ASSET
         1800 Massachusetts Avenue, N.W.            MANAGEMENT INC.
         Washington, D.C. 20036-1800             1285 Avenue of the Americas
                                                 New York, New York 10019

                                   -----------

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box: [ X ]

         It is proposed that this filing will become effective (check appropriate box)
             [x] when declared effective pursuant to Section 8(c)

         This Registration Statement relates to the registration of an indeterminate number of shares solely for market-making transactions.

================================================================================

                       Global High Income Dollar Fund Inc.
                                    Form N-2

                              Cross Reference Sheet

      Part A
   Item Number                           Caption                                      Prospectus Caption
   -----------                           -------                                      ------------------
         1          Outside Front Cover............................... Outside Cover of Prospectus
         2          Inside Front and Outside Back Cover Page.......... Inside Front and Outside Back Cover Page of
                                                                       Prospectus
         3          Fee Table and Synopsis............................ Fund Expenses; Prospectus Summary
         4          Financial Highlights.............................. Financial Highlights
         5          Plan of Distribution.............................. Outside Front Cover; The Offering;
                                                                       Management of the Fund; Description of
                                                                       Capital Stock
         6          Selling Shareholders.............................. Not Applicable
         7          Use of Proceeds................................... Use of Proceeds; Investment Objectives and
                                                                       Policies; Other Investment Practices
         8          General Description of Registrant................. Prospectus Summary; Trading History; The
                                                                       Fund; Investment Objectives and Policies;

                                                                       Other Investment Practices; Special
                                                                       Considerations and Risk Factors; Description of
                                                                       Capital Stock; Appendix A
         9          Management........................................ Management of the Fund; Description of
                                                                       Capital Stock; Custodian, Transfer and
                                                                       Dividend Disbursing Agent and Registrar
        10          Capital Stock, Long-Term Debt and Other
                    Securities........................................ Dividends and Other Distributions; Dividend
                                                                       Reinvestment Plan; Taxation; Description of
                                                                       Capital Stock
        11          Defaults and Arrears on Senior Securities......... Not Applicable
        12          Legal Proceedings................................. Not Applicable
        13          Table of Contents of the Statement of
                    Additional Information............................ Further Information

      Part B                                                                             Statement of
   Item Number                            Caption                                   Additional Information
   -----------                            -------                                   ----------------------

        14          Cover Page........................................ Cover Page of Statement of Additional
                                                                       Information
        15          Table of Contents................................. Outside Back Cover Page of Statement of
                                                                       Additional Information
        16          General Information and History................... Not Applicable
        17          Investment Objectives and Policies................ Investment Policies and Restrictions; Strategic
                                                                       Transactions; Portfolio Transactions
        18          Management........................................ Directors and Officers
        19          Control Persons and Principal Holders of
                    Securities........................................ Control Persons and Principal Holders of
                                                                       Securities
        20          Investment Advisory and Other Services............ Directors and Officers; Investment Advisory
                                                                       Arrangements; Additional Information;
                                                                       Management of the Fund (in Prospectus);
                                                                       Custodian, Transfer and Dividend Disbursing
                                                                       Agent and Registrar (in Prospectus)
        21          Brokerage Allocation and Other Practices.......... Portfolio Transactions
        22          Tax Status........................................ Taxation
        23          Financial Statements.............................. Financial Information

                      GLOBAL HIGH INCOME DOLLAR FUND INC.
                                  COMMON STOCK

                            ------------------------


     Global High Income Dollar Fund Inc. ('Fund') is a non-diversified, closed-end management investment company. The Fund's primary investment objective is to achieve a high level of current income. As a secondary objective the Fund seeks capital appreciation, to the extent consistent with its primary objective. Under normal market conditions, the Fund invests at least 65% of its total assets in U.S. dollar-denominated debt securities of issuers located in emerging market countries, including Brady Bonds and zero coupon securities. The Fund may also invest up to 35% of its total assets in non-U.S. dollar-denominated debt securities (i) of issuers located in emerging market countries or (ii) of issuers not located in emerging market countries that are denominated in or indexed to the currencies of emerging market countries. Investment in debt securities of issuers located in emerging market countries involves special considerations that are not typically associated with investment in debt securities of issuers located in the United States. Substantially all of the Fund's assets may be invested in high yield, high risk (lower grade) debt securities that are predominantly speculative. The Fund may utilize leveraging techniques which will create the opportunity for increased net income but, at the same time, will involve special risks. THE FUND IS DESIGNED FOR INVESTORS WILLING TO ASSUME ADDITIONAL RISK IN RETURN FOR THE POTENTIAL FOR HIGH CURRENT INCOME. INVESTORS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND. SEE 'OTHER INVESTMENT PRACTICES--LEVERAGE' AND 'SPECIAL CONSIDERATIONS AND RISK FACTORS.' No assurance can be given that the Fund will achieve its investment objectives.



     The Fund's common stock ('Common Stock') is listed and traded on the New York Stock Exchange, Inc. ('NYSE') under the symbol 'GHI.' No additional shares of Common Stock will be issued in connection with this offering. The Common Stock may be offered pursuant to this Prospectus from time to time in order to effect over-the-counter ('OTC') secondary market sales by PaineWebber Incorporated ('PaineWebber') in its capacity as a dealer and secondary market-maker at negotiated prices related to prevailing market prices on the NYSE at the time of sale. The closing price for the Common Stock on the NYSE on
February   , 1997 was $     . See 'Trading History.' The Fund will not receive
any proceeds from the sale of Common Stock offered pursuant to this Prospectus.



     Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins') serves as investment adviser and administrator of the Fund. This Prospectus concisely sets forth certain information an investor should know before investing, and should be retained for future reference. A Statement of Additional Information ('SAI') dated February 28, 1997 has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus. A Table of Contents for the SAI is set forth as the last section of this Prospectus. A copy of the SAI can be obtained without charge by writing to the Fund, by contacting your PaineWebber investment executive or PaineWebber's correspondent firms or by calling toll-free (800) 852-4750.


                            ------------------------


 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
   EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED
             UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                            ------------------------

                            PAINEWEBBER INCORPORATED

                            ------------------------


               The date of this Prospectus is February 28, 1997.

                                 FUND EXPENSES

     The following tables are intended to assist investors in understanding the various costs and expenses that an investor in the Fund will bear, directly or indirectly.


SHAREHOLDER TRANSACTION EXPENSES
     Sales Load (as a percentage of offering price)...................      None(1)
     Dividend Reinvestment Plan Fees..................................      None
ANNUAL EXPENSES (AS A PERCENTAGE OF NET ASSETS ATTRIBUTABLE TO COMMON
STOCK)(2)
     Investment Advisory and Administration Fees......................      1.25%
     Interest Payments on Borrowed Funds(3)...........................        --%
     Other Expenses...................................................       .18%
                                                                            -----
          Total Annual Expenses.......................................      1.43%


------------------
(1) Prices for shares of Common Stock traded in the OTC secondary market will reflect ordinary dealer mark-ups.

(2) See 'Management of the Fund' for additional information. The investment advisory and administration fees payable to Mitchell Hutchins are greater than the advisory and administration fees paid by most funds. 'Other Expenses' have been estimated based upon expenses actually incurred for the Fund's last fiscal year.

(3) The Fund may borrow money. See 'Other Investment Practices--Leverage.'

EXAMPLE

     An investor would directly or indirectly pay the following expenses on a $1,000 investment in the Fund, assuming (i) a 5% annual return and (ii) reinvestment of all dividends and other distributions at net asset value:


               ONE YEAR     THREE YEARS     FIVE YEARS     TEN YEARS
               --------     -----------     ----------     ---------
                 $15            $45            $ 78          $ 171


     This Example assumes that the percentage amounts listed under Annual Expenses remain the same in the years shown (except that Annual Expenses have been reduced to reflect the completion of organization expense amortization after five years from commencement of investment operations). The above tables and the assumption in the Example of a 5% annual return and reinvestment at net asset value are required by regulation of the Securities and Exchange Commission ('SEC') applicable to all closed-end investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Common Stock. In addition, while the Example assumes reinvestment of all dividends and other distributions at net asset value, participants in the Fund's Dividend Reinvestment Plan will receive shares of the Common Stock purchased by the Plan's agent at the market price in effect at that time, which may be at, above or below net asset value.

     THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES, AND THE FUND'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

                               PROSPECTUS SUMMARY

     The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus and in the Statement of Additional Information ('SAI'). Investors should carefully consider information set forth under the heading 'Special Considerations and Risk Factors.'


The Fund.................  Global High Income Dollar Fund Inc. ('Fund') is a
                           non-diversified, closed-end management investment
                           company. See 'The Fund.'
The Offering.............  No additional shares of the Fund's common stock
                           ('Common Stock') will be issued in connection with
                           this offering. Shares of Common Stock may be offered
                           pursuant to this Prospectus from time to time in
                           order to effect over-the-counter ('OTC') secondary
                           market sales by PaineWebber Incorporated
                           ('PaineWebber') in its capacity as a dealer and
                           secondary market-maker at negotiated prices related
                           to prevailing market prices on the New York Stock
                           Exchange ('NYSE') at the time of sale. The Common
                           Stock is listed and traded on the NYSE under the
                           symbol 'GHI.' See 'The Offering' and 'Trading
                           History.'
Investment Objectives and
  Policies...............  The Fund's primary investment objective is to achieve a high level of current income. As a secondary
                           objective the Fund seeks capital appreciation, to the
                           extent consistent with its primary objective. The
                           Fund is designed for investors willing to assume
                           additional risk in return for the potential for high
                           current income. The Fund is not intended to be a
                           complete investment program, and there is no
                           assurance that the Fund will achieve its investment
                           objectives.
                           Under normal market conditions, the Fund invests at
                           least 65% of its total assets in U.S.
                           dollar-denominated debt securities of issuers located
                           in emerging market countries, including Brady Bonds
                           (as defined herein) and zero coupon securities. The
                           Fund may also invest up to 35% of its total assets in
                           non-U.S. dollar-denominated debt securities (i) of
                           issuers located in emerging market countries or (ii)
                           of issuers not located in emerging market countries
                           that are denominated in or indexed to the currencies
                           of emerging market countries. The Fund's investment
                           in debt securities consists of (i) debt securities
                           issued or guaranteed by governments, their agencies,
                           instrumentalities or political subdivisions located

                           in emerging market countries, or by central banks located in emerging market countries (collectively, 'Sovereign Debt'); (ii) interests in issuers organized and operated for the purpose of securitizing or restructuring the investment characteristics of Sovereign Debt; and (iii) debt securities issued by banks and other business entities located in emerging market countries or issued by banks and other business entities not located in emerging market countries but denominated in or indexed to the currencies of emerging market countries.

                           As used in this Prospectus, emerging market countries generally include every country in the world other than the United States, Canada, Japan, Australia, New
                           Zealand and most Western European countries. A list of the primary emerging market countries in which the Fund expects some or all of its investments to be made primarily is set forth on page 13. While the Fund generally is not restricted in the portion of its assets which may be invested in a single country or region, under normal conditions, the Fund's assets are invested in issuers located in at least three countries.
                           Debt securities held by the Fund may take the form of bonds, notes, bills, debentures, convertible securities, warrants (as defined herein), bank debt obligations, short-term paper, loan participations, assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of
                           Sovereign Debt. Based on current market conditions and investment opportunities, it is anticipated that from time to time at least 50% of the Fund's assets will be invested in Brady Bonds (as defined herein), in U.S. dollar-denominated bonds sold in the United
                           States ('Yankee bonds') and in other bonds denominated in U.S. dollars or other currencies and sold to investors outside the United States
                           ('Eurobonds'). Many of the Brady Bonds and other
                           Sovereign Debt instruments in which the Fund invests are likely to be acquired at a discount.
                           Zero coupon securities of governmental or private issuers generally pay no cash interest to their holders prior to maturity. Accordingly, although the

                           Fund will receive no payments on its zero coupon
                           securities prior to their maturity or disposition, it
                           will have income attributable to such securities, and
                           it will be required, in order to maintain the desired
                           tax treatment available to regulated investment
                           companies under the federal income tax law, to
                           include in its dividends the income attributable to
                           its zero coupon securities. Such dividends will be
                           paid from the cash assets of the Fund, from
                           borrowings or by liquidating portfolio securities, if
                           necessary, at a time that the Fund otherwise might
                           not have done so. The risks associated with holding
                           illiquid securities that are not readily marketable
                           may be accentuated at such time.
                           See 'Investment Objectives and Policies,' 'Other
                           Investment Practices' and 'Special Considerations and
                           Risk Factors.'
Investment Adviser and
  Administrator..........  Mitchell Hutchins Asset Management Inc. ('Mitchell
                           Hutchins'), a wholly owned asset management
                           subsidiary of PaineWebber, serves as the Fund's
                           investment adviser and administrator. Mitchell
                           Hutchins provides investment advisory and portfolio
                           management services to investment companies, pension
                           funds and other institutional, corporate and
                           individual clients. As of January 31, 1997, total
                           assets under Mitchell Hutchins' management were

                           approximately $    billion. As of that date, Mitchell
                           Hutchins served as investment adviser or sub-adviser
                           to   registered investment companies with   separate
                           portfolios having aggregate assets of approximately
                           $    billion. Of that amount, approximately $
                           billion represented assets of globally oriented
                           registered investment companies. See 'Management of
                           the Fund.'
Dividends and Other
  Distributions..........  Dividends from the Fund's net investment income are declared and paid monthly. In addition, the Fund may
                           (but is not required to) distribute with its monthly
                           dividends all or a portion of any net realized gains
                           from foreign currency transactions and net short-term
                           capital gain, if any. The Fund distributes annually
                           to its stockholders substantially all of its realized
                           net capital gain (the excess of net long-term capital
                           gain over net short-term capital loss) and any

                           undistributed net foreign currency gains and net
                           short-term capital gain. The Fund may make additional
                           distributions if necessary to avoid a 4% excise tax
                           on certain undistributed income and capital gain. See
                           'Dividends and Other Distributions; Dividend
                           Reinvestment Plan' and 'Taxation.'
Dividend Reinvestment
  Plan...................  The Fund has established a Dividend Reinvestment Plan
                           ('Plan') under which all stockholders whose shares of
                           Common Stock are registered in their own names, or in
                           the name of PaineWebber (or its nominee), have all
                           dividends and other distributions on their shares of
                           Common Stock automatically reinvested in additional
                           shares of Common Stock, unless they elect to receive
                           cash. Additional shares of Common Stock acquired
                           under the Plan are purchased in the open market, on
                           the NYSE or otherwise, at prices that may be higher
                           or lower than the net asset value per share of Common
                           Stock at the time of the purchase. Stockholders who
                           hold their shares in the name of a broker or nominee
                           other than PaineWebber (or its nominee) should
                           contact such other broker or nominee to determine
                           whether, or how, they may participate in the Plan.
                           The Fund will not issue any new shares of Common
                           Stock in connection with the Plan. See 'Dividends and
                           Other Distributions; Dividend Reinvestment Plan.'
Special Considerations
  and
  Risk Factors...........  Investments in Emerging Market
                           Securities.  Investments in emerging market
                           securities involve certain considerations not
                           typically associated with investing in securities of
                           U.S. companies, including (i) currency devaluations
                           and other currency exchange rate fluctuations, (ii)
                           political uncertainty and instability, including
                           military coups, (iii) more substantial government
                           involvement in the economy, (iv) higher rates of
                           inflation, (v) less government supervision and
                           regulation of the securities markets and participants
                           in those markets, (vi) controls on foreign investment
                           and limitations on repatriation of invested capital
                           and on the Fund's ability to

                           exchange local currencies for U.S. dollars, and (vii) greater price volatility, substantially less liquidity and significantly smaller capitalization of securities markets.

                           Interest and dividend income on emerging market securities may be subject to withholding and other taxes, which would reduce the yield on such securities to the Fund and which may not be recoverable by the Fund or its stockholders. In addition, because the Fund may invest up to 35% of its total assets in non-U.S. dollar-denominated securities, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of interest and dividends earned and gains and losses realized on the sale of securities denominated in foreign currencies. The operating expense ratio of the Fund can be expected to be higher than that of an investment company investing in U.S. securities because certain expenses of investing in emerging market securities, such as custodial costs, are higher.
                           Only a limited market, if any, currently exists for hedging instruments relating to securities or currencies in most emerging market countries.
                           Accordingly, under present circumstances, the Fund does not anticipate that it normally will be able to effectively hedge its currency exposure or investment in such markets.
                           Investments in Sovereign Debt.  Investments in
                           Sovereign Debt involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of Sovereign Debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to Sovereign Debt on which a sovereign has defaulted and the Fund may be unable to collect all or any part of its investment in a particular issue.
                           A sovereign debtor's willingness or ability to repay principal or pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Political changes or a deterioration of a country's domestic economy or balance of trade may also affect the willingness of countries to service their Sovereign
                           Debt. Foreign

                           investment in certain Sovereign Debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors.
                           These restrictions or controls may at times limit or preclude foreign investment in certain Sovereign Debt and increase the costs and expenses of the Fund. A substantial portion of the Sovereign Debt in which the Fund invests, including Brady Bonds, is issued as part of debt restructurings and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds. All or a portion of the interest payments and/or repayment of principal with respect to Brady Bonds may be uncollateralized.
                           Investments in Debt Securities. The value of the debt securities held by the Fund, and thus the net asset value per share of the Common Stock, generally will fluctuate with (i) changes in the perceived creditworthiness of the issuers of those securities,
                           (ii) movements in interest rates, and (iii) changes in the relative values of the currencies in which the Fund's investments are denominated with respect to the U.S. dollar. The extent of the fluctuation of the Fund's net asset value will depend on various other factors, such as the average maturity of the Fund's investments, the extent to which the Fund engages in borrowing and other leveraging transactions, the extent to which the Fund holds instruments denominated in foreign currencies and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks. Many of the debt obligations in which the Fund invests, including
                           Brady Bonds, will have long maturities. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions. In addition, securities issued at a deep discount, such as certain types of Brady Bonds and zero coupon obligations in which the Fund may invest, are subject to greater fluctuations of market value in response to changes in interest rates than debt obligations of comparable maturities that were not issued at a deep discount.
                           Investments in Lower Grade Securities. A substantial portion of the Fund's assets may be invested in debt securities, including Sovereign Debt such as Brady
                           Bonds, that are rated below investment grade as determined by internationally recognized securities rating organizations, such as Moody's Investors
                           Service, Inc. ('Moody's') or Standard & Poor's, a division of The McGraw Hill Companies, Inc. ('S&P'), or securities that are unrated but deemed by Mitchell
                           Hutchins to be of comparable quality. Debt securities rated BBB by S&P or Baa by Moody's, and comparable unrated securities, are considered to be investment grade, although such securities have speculative characteristics.
                           Changes in economic conditions or other circumstances are more likely, in Moody's view, to lead to a weakened capacity for the issuers of such securities to make interest and principal payments than is the case for higher grade debt securities. Debt securities rated below investment grade are deemed by S&P and Moody's to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and to involve major risk exposures to adverse conditions. The lower grade securities in which the Fund may invest may include securities having the lowest ratings assigned by S&P or Moody's and, together with comparable unrated securities, may include securities in default or that face the risk of default with respect to the payment of principal or interest. These securities are considered to have extremely poor prospects of ever attaining any real investment standing.
                           Lower grade debt securities generally offer a higher yield than that available from higher grade issues with similar maturities. However, lower grade debt securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress, which could adversely affect their ability to make payments of principal and interest on, and increase the possibility of default of, such debt securities.
                           The market for lower grade debt securities generally is thinner and less active than that for higher quality securities. As a result, the Fund could find it more difficult to sell such securities when
                           Mitchell Hutchins believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely traded.
                           Although Mitchell Hutchins attempts to minimize the speculative risks associated with investments in such securities through credit analysis, attention to current trends in interest rates and other factors and investments in a variety of securities, investors should carefully review the investment objectives and policies of the Fund and consider their ability to assume the investment risks involved before making an investment.
                           Leverage. The Fund may utilize financial leverage with respect to 33 1/3% of its total assets through borrowing money for investment purposes, to pay dividends or to fund repurchases of its Common Stock.
                           The Fund will only use leverage when Mitchell
                           Hutchins believes that such leverage will benefit the Fund after taking leverage risks into consideration.
                           The Fund's net asset value and

                           yield may be more volatile due to the Fund's use of leverage which may, in turn, result in increased volatility of the market price of the shares of Common Stock. The Fund expects that most of its leverage would be in the form of bank borrowings and reverse repurchase agreements. To the extent the income derived from leverage exceeds the interest and other expenses that the Fund will have to pay in connection with such leverage, the Fund's net income will be greater than if leverage were not used.
                           Conversely, if the income obtained is not sufficient to cover the cost of the leverage, the net income of the Fund will be less than if leverage were not used, and therefore the amount available for distribution to stockholders will be reduced. The requirement that the Fund segregate a specified amount of cash or liquid securities with its custodian in connection with the use of certain types of leverage could have an adverse effect on the income earned and dividends paid by the Fund.

                           Lending of Portfolio Securities. The Fund may lend its securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of the Fund's total assets. Lending securities enables the Fund to earn additional income but could result in a loss or delay in recovering these securities.
                           Illiquid Securities. The Fund may invest without limitation in illiquid securities. The Fund may not be able readily to dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded, and as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.
                           Non-Diversified Status. As a 'non-diversified' investment company, as defined by the Investment
                           Company Act of 1940 ('1940 Act'), the Fund may be subject to greater risk with respect to its portfolio securities than an investment company that is 'diversified' because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the net asset value of the Fund's shares.
                           Anti-Takeover Provisions.  The Fund's Articles of
                           Incorporation contain provisions limiting (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions and (iii) the ability of the Fund's directors or stockholders to amend the Articles of Incorporation. These provisions of the Articles of Incorporation may be regarded as 'anti-takeover' provisions. These provisions could have the effect of depriving the stockholders of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. See 'Investment
                           Objectives and Policies,'

                           'Other Investment Practices,' 'Special Considerations
                           and Risk Factors' and 'Description of Capital Stock.'
Market Price and Net
  Asset Value of
  Shares.................  Shares of closed-end investment companies, including the Fund, frequently trade at a discount to their net

                           asset values. Whether investors will realize gains or
                           losses upon the sale of shares of the Common Stock
                           will not depend directly upon changes in the Fund's
                           net asset value, but will depend upon whether the
                           market price of the Common Stock at the time of sale
                           is above or below the original purchase price for the
                           shares. The market price of the Common Stock is
                           determined by such factors as relative demand for and
                           supply of such shares in the market, general market
                           and economic conditions, changes in the Fund's net
                           asset value and other factors beyond the control of
                           the Fund. Accordingly, the Common Stock is designed
                           primarily for long-term investors, and investors in
                           the Common Stock should not view the Fund as a
                           vehicle for trading purposes. See 'Trading History,'
                           'Special Considerations and Risk Factors' and
                           'Description of Capital Stock.'
Stock Repurchases and
  Tender Offers;
  Conversion to Open-End
  Fund...................  In recognition of the possibility that the Common
                           Stock might trade at a discount from net asset value
                           and that any such discount may not be in the interest
                           of stockholders, the Fund's Board of Directors, in
                           consultation with Mitchell Hutchins, intends to
                           review at least annually the possibility of open
                           market Common Stock repurchases or tender offers at
                           net asset value. The Board of Directors also will
                           consider from time to time the conversion of the Fund
                           to an open-end investment company. There can be no
                           assurance that the Board of Directors will decide to
                           undertake either of these actions or that, if
                           undertaken, such actions will result in the Common
                           Stock trading at a price equal to or close to net
                           asset value per share. See 'Description of Capital
                           Stock.'

                              FINANCIAL HIGHLIGHTS


     The table below provides selected per share data and ratios for the Common Stock for the periods shown. This information is supplemented by the financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 1996, which are incorporated by reference into the Fund's SAI and can be obtained by stockholders upon request. The financial statements and notes and the financial information in the table below have been audited by Price Waterhouse LLP, independent accountants, whose report thereon also is included in the Annual Report to Shareholders.



                                       FOR THE YEARS ENDED              FOR THE PERIOD
                                           OCTOBER 31,                 OCTOBER 8, 1993+
                                 --------------------------------             TO
                                   1996        1995        1994        OCTOBER 31, 1993
                                 --------    --------    --------    ----------------------
Net asset value, beginning of
  period......................   $  13.07    $  12.83    $  15.21           $  15.00
                                 --------    --------    --------        -----------
Net investment income.........       1.30        1.34        1.43               0.04
Net realized and unrealized
  gains (losses) from
  investments and foreign
  currency transactions.......       1.89        0.21       (2.40)              0.17
                                 --------    --------    --------        -----------
Total increase (decrease) from
  investment operations.......       3.19        1.55       (0.97)              0.21
                                 --------    --------    --------        -----------
Dividends from net investment
  income......................      (1.27)      (1.16)      (1.34)                --
Distributions of
  paid-in-capital.............        (--)      (0.15)      (0.07)                --
                                 --------    --------    --------        -----------
Total dividends and
  distributions...............      (1.27)      (1.31)      (1.41)                --
                                 --------    --------    --------        -----------
Net asset value, end of
  period......................   $  14.99    $  13.07    $  12.83           $  15.21
                                 --------    --------    --------        -----------
                                 --------    --------    --------        -----------
Per share market value, end of
  period......................   $  12.63    $  11.63    $  11.50           $  15.00
                                 --------    --------    --------        -----------
                                 --------    --------    --------        -----------
Total investment return (1)...      20.26%      13.65%     (14.80)%             0.00%
                                 --------    --------    --------        -----------
                                 --------    --------    --------        -----------

Ratios/Supplemental Data:
Net assets, end of period
  (000's).....................   $340,910    $297,087    $291,752           $345,755
Expenses to average net
  assets......................       1.43%       1.46%       1.50%              1.41%*
Net investment income to
  average net assets..........       9.18%      10.76%      10.40%              4.60%*
Portfolio turnover rate.......         80%         71%         51%                 1%


------------------
*  Annualized

+  Commencement of operations


(1) Total investment return on market value is calculated assuming a purchase of one share at market value on the first day of each period reported, reinvestment of all dividends and other distributions in accordance with the Dividend Reinvestment Plan, and a sale at market value on the last day of each period reported. Total investment return for a period of less than one year has not been annualized. Total investment return does not reflect brokerage commissions.

                                    THE FUND

     The Fund is a non-diversified, closed-end management investment company and has registered as such under the 1940 Act. The Fund was incorporated under the laws of the State of Maryland on February 23, 1993 and commenced operations on October 8, 1993. The Fund's principal office is located at 1285 Avenue of the Americas, New York, New York 10019, and its telephone number is (212) 713-2000.

                                  THE OFFERING


     The Common Stock may be offered pursuant to this Prospectus from time to time in order to effect OTC secondary market sales by PaineWebber in its capacity as a dealer and secondary market-maker at negotiated prices related to prevailing market prices on the NYSE at the time of sale. No additional shares of Common Stock will be issued in connection with this offering. Costs incurred in connection with this offering will be paid by PaineWebber. PaineWebber's principal offices are located at 1285 Avenue of the Americas, New York, New York 10019. Mitchell Hutchins is a wholly owned subsidiary of PaineWebber.


                                USE OF PROCEEDS

     The Fund will not receive any proceeds from the sale of any Common Stock offered pursuant to this Prospectus. Proceeds received by PaineWebber as a result of its OTC secondary market sales of the Common Stock will be utilized by PaineWebber in connection with its secondary market operations and for general corporate purposes.

                                TRADING HISTORY


     The Common Stock is listed and traded on the NYSE under the symbol 'GHI.' The following table sets forth for the Common Stock for each fiscal quarter within the two most recent fiscal years and each fiscal quarter since the beginning of the current fiscal year: (a) the per share high and low sales prices as reported by the NYSE; (b) the per share net asset values, based on the Fund's computation as of 4:00 p.m., Eastern time, on the second to last NYSE business day for the week corresponding to the dates on which the respective high and low sales prices were recorded; and (c) the discount or premium to net asset value represented by the high and low sales prices shown. The range of net asset values and of premiums and discounts for the Common Stock during the
periods shown may be broader than is shown in this table. On February   , 1997,
the closing price per share on the NYSE was $     , the Fund's net asset value
per share was $     and the discount to net asset value per share was (     )%.



                                                         (DISCOUNT) OR
                                       NET ASSET           PREMIUM TO
                  SALES PRICES           VALUES         NET ASSET VALUE

                ----------------    ----------------    ----------------
QUARTER ENDED    HIGH      LOW       HIGH      LOW       HIGH      LOW
-------------   ------    ------    ------    ------    ------    ------
01/31/95.....   $11.88    $10.00    $12.77    $11.82     (6.97)%  (15.40)%
04/30/95.....    11.38     10.25     11.85     11.38     (3.97)    (9.93)
07/31/95.....    12.13     10.75     13.06     12.33     (7.12)   (12.81)
10/31/95.....    11.75     11.00     13.30     12.93    (11.65)   (14.93)
01/31/96.....    13.13     11.25     14.47     13.65     (9.26)   (17.58)
04/30/96.....    13.25     11.63     14.65     13.78     (9.56)   (15.64)
07/31/96.....    12.50     12.00     14.54     14.04    (14.03)   (14.53)
10/31/96.....    13.00     12.25     15.24     14.37    (14.70)   (14.75)
01/31/97.....



     See 'Description of Capital Stock--Common Stock Repurchases and Tender Offers' as to methods that may be undertaken by the Fund to reduce any discount.

                       INVESTMENT OBJECTIVES AND POLICIES

     The Fund's primary investment objective is to achieve a high level of current income. As a secondary objective the Fund seeks capital appreciation, to the extent consistent with its primary objective. The Fund is designed for investors willing to assume additional risk in return for the potential for high current income. The Fund is not intended to be a complete investment program and there is no assurance that the Fund will achieve its investment objectives.

     Under normal market conditions, the Fund invests at least 65% of its total assets in U.S. dollar-denominated debt securities of issuers located in emerging market countries, including Brady Bonds (as defined herein) and zero coupon securities. The Fund may also invest up to 35% of its total assets in non-U.S. dollar-denominated debt securities (i) of issuers located in emerging market countries or (ii) of issuers not located in emerging market countries that are denominated in or indexed to the currencies of emerging market countries. The Fund's investment in debt securities will consist of (i) debt securities issued or guaranteed by governments, their agencies, instrumentalities or political subdivisions located in emerging market countries, or by central banks located in emerging market countries (collectively, 'Sovereign Debt'); (ii) interests in issuers organized and operated for the purpose of securitizing or restructuring the investment characteristics of Sovereign Debt; and (iii) debt securities issued by banks and other business entities located in emerging market countries or issued by banks and other business entities not located in emerging market countries but denominated in or indexed to the currencies of emerging market countries.

     As used in this Prospectus, emerging market countries generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand and most Western European countries. Currently, investing in many emerging market countries may not be desirable or feasible, due to the lack of adequate custody arrangements for the Fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. The Fund expects its investments in emerging market securities to be made primarily in some or all of the following emerging market countries:

Algeria
Argentina
Botswana
Brazil
Bulgaria
Chile
Colombia
Costa Rica
Czech Republic
Dominican Republic
Ecuador
Ghana
Greece
Hungary
India
Indonesia

Israel
Ivory Coast
Jamaica
Jordan
Kenya
Korea
Malaysia
Mexico
Morocco
Nigeria
Panama
Peru
Philippines
Poland
Portugal
Russia
Singapore
South Africa
Swaziland
Thailand
Trinidad & Tobago
Turkey
Uruguay
Venezuela
Zambia
Zimbabwe

As opportunities to invest in debt securities in other emerging market countries develop, the Fund expects to expand and further diversify the emerging market countries in which it invests. While the Fund generally is not restricted in the portion of its assets which may be invested in a single country or region, under normal conditions, the Fund's assets are invested in issuers located in at least three countries.

     Debt securities held by the Fund may take the form of bonds, notes, bills, debentures, convertible securities, warrants (as defined herein), bank debt obligations, short-term paper, loan participations, assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of Sovereign Debt. Based on current market conditions and investment opportunities, it is anticipated that from time to time at least 50% of the Fund's assets will be invested in Brady Bonds (as defined herein), in U.S. dollar-denominated bonds sold in the United States ('Yankee bonds') and in other bonds denominated in U.S. dollars or other currencies and sold to investors outside the United States ('Eurobonds'). The Fund is not subject to restrictions on the maturities of the debt securities it holds.

     Many of the Brady Bonds and other Sovereign Debt instruments in which the Fund invests are likely to be acquired at a discount. Pursuant to the Internal Revenue Code, the Fund is required to accrue a portion of any original issue discount with respect to such securities as income each year even though the Fund does not receive interest payments in cash during the year which reflect the discount so accrued. The Fund may also elect similar treatment for any market discount with respect to such securities. As a result, the Fund expects to make annual distributions of net investment income in amounts greater than the total amount of cash it actually receives. Such distributions may be made from the cash assets of the Fund, from borrowings or by liquidation of portfolio securities. Such liquidation of portfolio securities may be made at times or in market conditions or at market prices that may not be advantageous to the Fund. The risks associated with holding securities that are not readily marketable may be accentuated at such time. See 'Special Considerations and Risk Factors-Illiquid Securities' and 'Taxation.'

     The Fund may invest up to 35% of its total assets in non-U.S. dollar-denominated debt securities that may be denominated in the local currencies of emerging market countries, as well as in reserve currencies such as the British Pound Sterling, the Belgian Franc, the Canadian Dollar, the Deutsche Mark, the Dutch Guilder, the European Currency Unit, the French Franc, the Italian Lira, the Japanese Yen and the Swiss Franc. Although the Fund is permitted to engage in a wide variety of investment practices designed to hedge against currency exchange rate risks with respect to its holdings of non-U.S. dollar-denominated debt securities, the Fund may be limited in its ability to hedge against these risks. See 'Other Investment Practices-Strategic Transactions.'

     Mitchell Hutchins selectively invests the Fund's assets in securities of issuers in countries where the combination of fixed income market returns, the price appreciation potential of fixed income securities and, with respect to non-U.S. dollar-denominated securities, currency exchange rate movements present opportunities for high current income and, secondarily, capital appreciation. Assets are allocated among various countries based upon Mitchell Hutchins' analysis of credit risk of the universe of emerging market country issuers and the factors noted above. Emerging market country sovereign credit analysis includes an evaluation of the issuing country's total debt levels, currency reserve levels, net exports/imports, overall economic growth, level of inflation, currency fluctuation, political and social climate and payment history. Particular debt securities will be selected based upon credit risk analysis of potential issuers, the characteristics of the security and interest rate sensitivity of the various debt issues for a single issuer, analysis of volatility and liquidity of these particular debt instruments, and the tax implications of various instruments to the Fund. The debt securities in which the Fund may invest, including Brady Bonds, will not be required to meet a minimum rating standard and may not be rated by any internationally recognized securities rating organization.


     As of the end of the fiscal year ended October 31, 1996, the Fund had 82.0% of its dollar weighted average portfolio in debt securities that received a rating from an internationally recognized securities rating organization, and 18.0% of its dollar weighted average portfolio in debt securities that were not so rated. The Fund had the following percentages of its dollar weighted average portfolio invested in rated securities: AAA/Aaa (including cash items)--19.1%,
AA/Aa--   %, A/A--   %, BBB/Baa--10.5%, BB/Ba--29.9%, and B/B--22.5%. It
should be noted that this information reflects the average composition of the Fund's assets as of the end of the fiscal year ended October 31, 1996 and is not necessarily representative of the Fund's assets as of any other time in that period, the current fiscal year or at any time in the future.


BRADY BONDS

     The Fund may invest in Brady Bonds and other Sovereign Debt of countries that have restructured or are in the process of restructuring Sovereign Debt pursuant to the Brady Plan. 'Brady Bonds' are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund ('IMF'). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount.

     Investors should recognize that Brady Bonds have been issued relatively recently, and accordingly do not have a long payment history. Agreements implemented under the Brady Plan generally are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the Fund normally purchases Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase.

     Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal, if any, at final maturity, (ii) the collateralized interest payments, if any, (iii) the uncollateralized interest payments, and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the 'residual risk'). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative. The Fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds generally are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories. Many of the Brady Bonds and other Sovereign Debt in which the Fund invests are likely to be acquired at a discount. See 'Taxation.'

LOAN PARTICIPATIONS AND ASSIGNMENTS

     The Fund may invest in fixed and floating rate loans ('Loans') arranged through private negotiations between a foreign government and one or more financial institutions ('Lenders'). The Fund's investments in Loans are expected in most instances to be in the form of participations in Loans ('Participations') and assignments of all or a portion of Loans ('Assignments') from third parties. Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan ('Loan Agreement'), nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by Mitchell Hutchins to be creditworthy. When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.


     The Fund may have difficulty disposing of Assignments and Participations. Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower.

STRUCTURED INVESTMENTS

     The Fund may invest a portion of its assets in interests in entities organized and operated solely for the purpose of securitizing or restructuring the investment characteristics of Sovereign Debt. This type of securitizing or restructuring involves the deposit with or purchase by a U.S. or foreign entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ('Structured Investments') backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Investments to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Investments is dependent on the extent of the cash flow on the underlying instruments. Because Structured Investments of the type in which the Fund invests typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.


     The Fund is permitted to invest in a class of Structured Investments that is either subordinated or not subordinated to the right of payment of another class. Subordinated Structured Investments typically have higher yields and present greater risks than unsubordinated Structured Investments. Structured Investments are typically sold in private placement transactions, and there currently is no active trading market for Structured Investments.

OTHER INVESTMENTS

     Zero Coupon Securities. The Fund may invest in 'zero coupon' and other deep discount securities of governmental or private issuers, including certain Brady Bonds. Zero coupon securities generally pay no cash interest to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest on a current basis.

     Federal tax law requires that a holder of a zero coupon security accrue a portion of the original issue discount on the security as income each year, even though the holder receives no interest payment on the security during the year. Federal tax law also requires that companies such as the Fund which seek to qualify for pass-through federal income tax treatment as regulated investment companies distribute substantially all of their net investment income each year, including non-cash income. Accordingly, although the Fund will receive no payments on its zero coupon securities prior to their maturity or disposition, it will have income attributable to such securities and it will be required, in order to maintain the desired tax treatment, to include in its dividends an amount equal to the income attributable to its zero coupon securities. Such dividends will be paid from the cash assets of the Fund, from borrowings or by liquidation of portfolio securities, if necessary, at a time that the Fund otherwise might not have done so. To the extent the Fund is required to liquidate thinly traded securities, it may be able to sell such securities only at prices lower than if such securities were more widely traded. To the extent the proceeds from any such dispositions are used by the Fund to pay distributions, it will not be able to purchase additional income-producing securities with such proceeds, and as a result its current income ultimately may be reduced. See 'Taxation.'

     Private Placements. The Fund may invest in emerging market securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded in the OTC secondary market. In many cases, privately placed securities will be subject to contractual or legal restrictions on transfer. As a result of the absence of a public trading market, privately placed securities may in turn be less liquid and more difficult to value than publicly traded securities. Although privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales could, due to illiquidity, be less than those originally paid by the Fund or less than if such securities were more widely traded. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.

     Convertible Securities. The Fund may invest in convertible securities, which are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing. The Fund generally does not convert any convertible securities it may own into common stock or hold them as common stock, although it may do so for temporary purposes.


     Equity Securities. The Fund may acquire equity securities (including common stocks, rights and warrants for equity and fixed income securities) when attached to fixed income securities or as part of a unit including fixed income securities, or in connection with a conversion or exchange of fixed income securities. The prices of equity securities generally fluctuate more than other securities and reflect changes in a company's financial condition and in overall market and economic conditions. It is possible that the Fund may experience a substantial or complete loss on an individual equity security.


     Warrants. The Fund may acquire warrants for equity securities, debt securities and commodities that are acquired as units with debt securities. Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date. The Fund generally sells any common stock or commodity received upon the exercise of a warrant as promptly as practicable and in a manner that it believes will reduce its risk of a loss in connection with the sale.


     Investment in Other Investment Companies. The Fund may invest in other investment companies whose investment objectives and policies are consistent with those of the Fund. In accordance with the 1940 Act, the Fund may purchase the securities of other investment companies if immediately thereafter not more than (i) 3% of the total outstanding voting stock of any such company is owned by the Fund, (ii) 5% of the Fund's total assets, taken at market value, would be invested in any one such company, (iii) 10% of the Fund's total assets, taken at market value, would be invested in such securities, and (iv) the Fund, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total outstanding stock of any one closed-end investment company. If the Fund acquires shares in other investment companies, stockholders would bear both their proportionate share of expenses in the Fund (including investment advisory and administrative fees) and, indirectly, the expenses of such investment companies (including investment advisory and administrative fees).


     Indexed Debt Securities. The Fund may invest in debt securities issued by banks and other business entities not located in emerging market countries that are indexed to certain specific foreign currency exchange rates. The terms of such securities provide that their principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligations are outstanding. While such securities offer the potential for an attractive rate of return, they also entail the risk of loss of principal. New forms of such securities continue to be developed. The Fund may invest in such securities to the extent consistent with its investment objectives.

                           OTHER INVESTMENT PRACTICES

STRATEGIC TRANSACTIONS

     The Fund may use options (both exchange-traded and OTC) and forward currency contracts to attempt to enhance income and realize gains and also may attempt to reduce the overall risk of its investments (hedge) by using options, futures contracts and forward currency contracts. Hedging strategies may also be used in an attempt to manage the Fund's average duration, foreign currency exposure and other risks of the Fund's investments, which can affect fluctuations in the Fund's net asset value. The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations. There can be no assurance that the use of these strategies will succeed. The SAI contains further information on these strategies.

     The Fund may purchase and sell call and put options on bond indices and securities in which the Fund is authorized to invest for hedging purposes or to enhance income. The Fund also may purchase and sell interest rate futures contracts and options thereon, may purchase and sell covered straddles on securities, bond indices or currencies or options on futures contracts on securities or currencies. The Fund may enter into options, futures contracts and forward currency contracts under which up to 100% of the Fund's portfolio is at risk.

     The Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date, either with respect to specific transactions or with respect to its portfolio positions. For example, when Mitchell Hutchins anticipates making a currency exchange transaction in connection with the purchase or sale of a security, the Fund may enter into a forward contract in order to set the exchange rate at which the transaction will be made. The Fund also may enter into a forward contract to sell an amount of a foreign currency approximating the value of some or all of the Fund's securities positions denominated in such currency. The Fund may use forward contracts in one currency or a basket of currencies to hedge against fluctuations in the value of another currency when Mitchell Hutchins anticipates there will be a correlation between the two and may use forward currency contracts to shift a Fund's exposure to foreign currency fluctuations from one country to another. The purpose of entering into these contracts is to minimize the risk to the Fund from adverse changes in the relationship between the U.S. and foreign currencies. The Fund may also purchase and sell foreign currency futures contracts, options thereon and options on foreign currencies to hedge against the risk of fluctuations in market value of foreign securities the Fund holds in its portfolio, or that it intends to purchase, resulting from changes in foreign exchange rates. In addition, the Fund may purchase and sell options on foreign currencies and use forward currency contracts to enhance income.



     The Fund may enter into interest rate protection transactions, including interest rate swaps, caps, floors and collars, to preserve a return or spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to effectively fix the rate of interest that it pays on one or more borrowings or series of borrowings. The Fund enters into interest rate protection transactions only with banks and recognized securities dealers believed by Mitchell Hutchins to present minimal credit risks in accordance with guidelines established by the Fund's Board of Directors.


     The Fund might not employ any of the strategies described above, and no assurance can be given that any strategy used will succeed. If Mitchell Hutchins incorrectly forecasts interest or currency exchange rates, market values or other economic factors in utilizing a strategy for the Fund, then the Fund would have been in a better position if it had not hedged at all. The use of these strategies involves certain special risks, including (i) the fact that skills needed to use hedging instruments are different from those needed to select the Fund's securities, (ii) possible imperfect correlation, or even no correlation, between price movements of hedging instruments and price movements of the investments being hedged, (iii) the fact that, while hedging strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments, and (iv) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain 'cover' or to segregate securities in connection with hedging transactions and the possible inability of the Fund to close out or to liquidate its hedged position.


     Only a limited market, if any, currently exists for hedging instruments relating to securities or currencies in most emerging market countries. Accordingly, under present circumstances, the Fund does not anticipate that it normally will be able to effectively hedge its currency exposure or investment in such markets.

     New financial products and risk management techniques continue to be developed. The Fund may use these instruments and techniques to the extent consistent with its investment objectives and regulatory and tax considerations.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES


     The Fund may purchase securities on a 'when-issued' basis or may purchase or sell securities on a 'delayed delivery' basis, i.e., for issuance or delivery to the Fund later than the normal settlement date for such securities at a stated price and yield. The Fund generally would not pay for such securities or start earning interest on them until they are received. However, when the Fund undertakes a when-issued or delayed delivery obligation, it immediately assumes the risks of ownership, including the risk of price fluctuation. When the Fund agrees to purchase securities on a when-issued or delayed delivery basis, its custodian will set aside in a segregated account cash or liquid securities, marked to market daily, in an amount at least equal to the amount of the commitment. Failure of the issuer to deliver a security purchased by the Fund on a when-issued or delayed delivery basis may result in the Fund's incurring a loss or missing an opportunity to make an alternative investment. Depending on market conditions, the Fund's when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile, because such securities may increase the amount by which the Fund's total assets, including the value of when-issued and delayed delivery securities held by the Fund, exceed its net assets.


LEVERAGE


     The Fund is authorized to borrow money for investment purposes, to pay dividends or to fund repurchases of its Common Stock in an amount up to 33 1/3% of its total assets (including the amount of the borrowing and any other indebtedness representing 'senior securities' under the 1940 Act but reduced by any liabilities other than senior securities). The Fund also is authorized to borrow up to an additional 5% of its total assets (not including the amount borrowed) without regard to the foregoing limitation for temporary or emergency purposes (such as clearance of portfolio transactions, the payment of dividends and share repurchases). Borrowing constitutes leverage, a speculative technique. The Fund will only use leverage when Mitchell Hutchins believes that such leverage will benefit the Fund after taking leverage risks into consideration.


     The net asset value of the Fund and the yield on its portfolio may be more volatile due to its use of leverage, which may, in turn, result in increased volatility of the market price of the shares of Common Stock. Leverage also creates interest expenses for the Fund, which will reduce the net income from its portfolio securities. To the extent the income derived from securities purchased with funds obtained through leverage exceeds the interest and other expenses that the Fund will have to pay in connection with such leverage, the Fund's net income will be greater than if leverage were not used. Conversely, if the income from the assets obtained through leverage is not sufficient to cover the cost of leverage, the net income of the Fund will be less than if leverage were not used, and therefore the amount available for distribution to stockholders will be reduced. The Fund expects that most of its leverage would be in the form of bank borrowings and reverse repurchase agreements.


     Reverse Repurchase Agreements. The Fund may leverage by entering into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed date or upon demand and at a price reflecting a market rate of interest. At the time the Fund enters into a reverse repurchase agreement, an approved custodian segregates cash or liquid securities, marked to market daily, having a value not less than the repurchase price (including accrued interest). The market value of securities sold under reverse repurchase agreements typically is greater than the proceeds of the sale, and accordingly the market value of the securities sold is likely to be greater than the value of the securities in which the Fund invests those proceeds. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.


LENDING OF PORTFOLIO SECURITIES


     The Fund is authorized to lend up to 33 1/3% of the total value of its portfolio securities to broker-dealers or institutional investors that Mitchell Hutchins deems qualified, but only when the borrower maintains acceptable collateral with the Fund's custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by Mitchell Hutchins. In determining whether to lend securities to a particular broker-dealer or institutional investor, Mitchell Hutchins will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Fund will retain authority to terminate any loans at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash held as collateral to the borrower or placing broker. The Fund will retain authority to terminate any loan at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in the Fund's interest.


ILLIQUID SECURITIES

     The Fund may invest without limitation in illiquid securities. The term 'illiquid securities' for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, restricted securities (other than Rule 144A securities Mitchell Hutchins has determined are liquid pursuant to guidelines established by the Fund's Board of Directors) and repurchase agreements maturing in more than seven days.


     Illiquid restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933 ('1933 Act').

     Such securities include those that are subject to restrictions contained in the securities laws of other countries. However, securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, will not be considered illiquid. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

     While certain restricted securities may be illiquid, not all restricted securities are illiquid. In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

REPURCHASE AGREEMENTS


     The Fund may use repurchase agreements. Repurchase agreements are transactions in which the Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Although repurchase agreements carry certain risks not associated with direct investments in securities, including possible decline in the market value of the underlying securities and delays and costs to the Fund if the other party to the repurchase agreement becomes bankrupt, the Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by Mitchell Hutchins to present minimum credit risks in accordance with guidelines established by the Fund's Board of Directors.


DEFENSIVE AND TEMPORARY INVESTMENTS

     When Mitchell Hutchins believes unusual circumstances warrant a defensive posture, the Fund temporarily may commit all or any portion of its assets to cash (U.S. dollars or foreign currencies) or money market instruments of U.S. or foreign issuers, including repurchase agreements. In addition, the Fund may commit up to 35% of its assets to cash (U.S. dollars) or U.S. dollar-denominated money market instruments of U.S. issuers, including repurchase agreements, for liquidity purposes (such as clearance of portfolio transactions, the payment of dividends and expenses and share repurchases) or pending investment.

OTHER INFORMATION

     The Fund's investment objectives, its classification as a non-diversified investment company and certain investment limitations as described in the SAI are fundamental policies that may not be changed without stockholder approval. All other investment policies may be changed by the Fund's Board of Directors without stockholder approval.

                    SPECIAL CONSIDERATIONS AND RISK FACTORS

INVESTMENTS IN EMERGING MARKET SECURITIES

     Investments in emerging market securities involve risks relating to political and economic developments abroad, as well as those that result from the differences between the regulations to which U.S. and emerging market issuers are subject. The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

     With respect to any emerging market country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, governmental regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of the Fund's investments in those countries.

     Foreign investment in certain emerging market country debt securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market country debt securities and increase the costs and expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

     Emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets in emerging market countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

     No established secondary markets may exist for many of the emerging market country debt securities in which the Fund may invest. Reduced secondary market liquidity may have an adverse effect on market price and the Fund's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain emerging market country debt securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Market quotations are generally available on many emerging country debt securities only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

     Disclosure and regulatory standards in many respects are less stringent in emerging market countries than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

     Many of the emerging market securities held by the Fund are not registered with the SEC, nor are the issuers thereof subject to SEC reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Fund than is available concerning U.S. companies. Foreign companies, and in particular, companies in smaller and emerging capital markets are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies. The Fund's net investment income and/or capital gains from its foreign investment activities may be subject to non-U.S. withholding taxes.

     Additionally, because the Fund may invest up to 35% of its total assets in non-U.S. dollar-denominated securities, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income to be distributed to shareholders by the Fund. If the value of a foreign currency rises against the U.S. dollar, the value of Fund assets denominated in such currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of Fund assets denominated in such currency will decrease. The exchange rates between the U.S. dollar and other currencies can be volatile and are determined by factors such as supply and demand in the currency exchange markets, international balances of payments, government intervention, speculation and other economic and political conditions. In addition, some foreign currency values may be volatile and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets. Any of these factors could affect the Fund.

     The costs attributable to foreign investing that the Fund must bear frequently are higher than those attributable to domestic investing; this is particularly true with respect to emerging capital markets. For example, the cost of maintaining custody of foreign securities exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing also frequently are higher than those attributable to domestic investing. Costs associated with the exchange of currencies also make foreign investing more expensive than domestic investing. Investment income on certain foreign securities in which the Fund may invest may be subject to foreign withholding or other government taxes that could reduce the return of these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject.

     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

SOVEREIGN DEBT

     Investments in Sovereign Debt involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited legal recourse in the event of default.

     Sovereign Debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of Sovereign Debt in the event of default under commercial bank loan agreements.

     A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.

     Another factor bearing on the ability of a country to repay Sovereign Debt is the level of the country's international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its Sovereign Debt.

     To the extent that a country has a current account deficit (generally when exports of merchandise and services are less than the country's imports of merchandise and services plus net transfers (e.g., gifts of currency and goods) to foreigners), it will need to depend on loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

     The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect the Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past in countries in which the Fund may invest and could adversely affect the Fund's assets should these conditions or events recur. While Mitchell Hutchins intends to manage the Fund's portfolio in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Fund to suffer a loss of interest or principal on any of its holdings.

     With respect to Sovereign Debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times certain emerging market countries have declared moratoria on the payment of principal and interest on external debt; such moratoria are currently in effect in certain Latin American countries.

     Since 1982, certain emerging market countries have experienced difficulty in servicing their Sovereign Debt on a timely basis which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of Sovereign Debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to sovereign debtors. The interests of holders of Sovereign Debt could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for Sovereign Debt may also be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of certain issuers of Sovereign Debt. There is no bankruptcy proceeding by which Sovereign Debt on which a sovereign has defaulted may be collected in whole or in part.

     Foreign investment in certain Sovereign Debt is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in such Sovereign Debt and increase the costs and expenses of the Fund. Certain countries in which the Fund will invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging market issuers may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

INVESTMENTS IN DEBT SECURITIES

     The value of the debt securities held by the Fund, and thus the net asset value per share of the Common Stock, generally will fluctuate with (i) changes in the perceived creditworthiness of the issuers of those securities, (ii) movements in interest rates, and (iii) changes in the relative values of the currencies in which the Fund's investments are denominated with respect to the U.S. dollar. The extent of the fluctuation of the Fund's net asset value will depend on various other factors, such as the average maturity of the Fund's investments, the extent to which the Fund engages in borrowing and other leveraging transactions, the extent to which the Fund holds instruments denominated in foreign currencies and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks. Many of the debt obligations in which the Fund will invest, including Brady Bonds, have long maturities. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities. In addition, securities issued at a deep discount, such as certain types of Brady Bonds and zero coupon obligations in which the Fund may invest, are subject to greater fluctuations of market value in response to changes in interest rates than debt obligations of comparable maturities that do not trade at such a discount. See 'Investment Objectives and Policies--Other Investments--Zero Coupon Securities.'

INVESTMENTS IN LOWER GRADE SECURITIES


     A substantial portion of the Fund's assets may be invested in debt securities, including Sovereign Debt such as Brady Bonds, that are rated below investment grade as determined by internationally recognized securities rating organizations, such as Moody's or S&P, or are unrated but deemed by Mitchell Hutchins to be of comparable quality. Debt securities rated BBB by S&P or Baa by Moody's, and comparable unrated securities, are considered to be investment grade, although such securities have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuers of such securities to make principal and interest payments than is the case for higher grade debt securities. Debt securities rated below BBB by S&P or below Baa by Moody's are deemed by S&P and Moody's to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. The lower grade securities in which the Fund may invest may include securities having the lowest ratings assigned by S&P or Moody's and, together with comparable unrated securities, may include securities in default or that face the risk of default with respect to the payment of principal or interest. These securities are considered to have extremely poor prospects of ever attaining any real investment standing. See Appendix A for a more complete description of S&P's and Moody's ratings.


     The market for lower grade securities, including Sovereign Debt, generally is thinner and less active than for higher grade securities. Because there is no liquid secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The Fund could find it more difficult to sell such thinly traded securities when Mitchell Hutchins believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely traded. The lack of a liquid secondary market for certain lower grade securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value.

     Lower grade debt securities generally offer a higher yield than that available from higher grade issues. However, lower grade securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions, and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates. Issuers of lower grade securities are often highly leveraged and may not have available to them more traditional methods of financing. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of principal and interest and increase the possibility of default. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer's inability to meet specific projected business or revenue forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower grade debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank and may not be able or willing to make principal and/or interest repayments as they come due.

     Lower grade debt securities frequently have call or buy-back features which permit an issuer to call or repurchase the security from the Fund. If an issuer exercises these provisions in a declining interest rate market, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. The risk of loss due to default by the issuer is also significantly greater for the holders of lower grade securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. To the extent the Fund is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, the Fund may incur additional expenses and may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies from defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore diminished.

     Although Mitchell Hutchins attempts to minimize the speculative risks associated with investments in lower grade securities through diversification, credit analysis and attention to current trends in interest rates and other factors, investors should carefully review the investment objectives and policies of the Fund and consider their ability to assume the investment risks involved before making an investment.

ILLIQUID SECURITIES

     The Fund may invest without limitation in illiquid securities. To the extent the Fund invests in illiquid securities, it may not be able readily to dispose of such securities at prices that approximate those at which it could sell such securities if they were more widely traded; and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. The risks associated with these investments will be accentuated in situations in which the Fund's operations require cash, such as if the Fund tenders for its shares of Common Stock or when it pays dividends or other distributions, and could result in the Fund's borrowing to meet short-term cash requirements or incurring capital losses on the sale of these investments. The lack of a liquid secondary market may make it more difficult for the Fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

ANTI-TAKEOVER PROVISIONS

     The Fund's Articles of Incorporation contain provisions limiting (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions, and (iii) the ability of the Fund's directors or stockholders to amend the Articles of Incorporation. These provisions of the Articles of Incorporation may be regarded as 'anti-takeover' provisions. These provisions could have the effect of depriving the stockholders of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a stockholder who owns beneficially more than 5% of the Common Stock. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's management, investment objectives and policies. See 'Description of Capital Stock--Certain Anti-Takeover Provisions of the Articles of Incorporation.'

MARKET PRICE OF SHARES

     Shares of closed-end investment companies, including the Fund, frequently trade at a discount to their net asset values. See 'Trading History.' Whether investors will realize gains or losses upon the sale of Common Stock will not depend directly upon changes in the Fund's net asset value, but will depend upon whether the market price of the Common Stock at the time of sale is above or below the original purchase price for the shares. The market price of the Common Stock is determined by such factors as relative demand for and supply of such shares in the market, general market and economic conditions, changes in the Fund's net asset value and other factors beyond the control of the Fund. Accordingly, the Common Stock is designed primarily for long-term investors, and investors in the Common Stock should not view the Fund as a vehicle for trading purposes.


NON-DIVERSIFICATION

     The Fund is 'non-diversified,' as defined in the 1940 Act, but intends to continue to qualify as a 'regulated investment company' for federal income tax purposes. See 'Taxation' in the SAI. This means, in general, that more than 5% of the Fund's total assets may be invested in securities of an issuer but only if, at the close of each quarter of the Fund's taxable year, the aggregate amount of such holdings does not exceed 50% of the value of its total assets and no more than 25% of the value of its total assets is invested in the securities of a single issuer. To the extent the Fund's portfolio at times may include the securities of a smaller number of issuers than if it were 'diversified' (as defined in the 1940 Act), the Fund will at such times be subject to greater risk with respect to its portfolio securities than an investment company that invests in a broader range of securities, because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the net asset value of the Fund's shares.

                             MANAGEMENT OF THE FUND

     The overall management of the business and affairs of the Fund is vested with its Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its investment adviser and administrator, custodian and transfer and dividend disbursing agent and registrar. The day-to-day operations of the Fund are delegated to its officers and to Mitchell Hutchins, subject to the Fund's investment objectives and policies and to general supervision by the Board of Directors.


     Subject to the supervision of the Fund's Board of Directors, investment advisory and administration services will be provided to the Fund by Mitchell Hutchins pursuant to an Investment Advisory and Administration Contract dated September 30, 1993 ('Advisory Contract'). Mitchell Hutchins' principal business address is 1285 Avenue of the Americas, New York, New York 10019. Mitchell Hutchins is a wholly owned subsidiary of PaineWebber, which is a wholly owned subsidiary of Paine Webber Group Inc., a publicly held financial services holding company. Mitchell Hutchins provides investment advisory and portfolio management services to investment companies, pension funds and other institutional, corporate and individual clients. As of January 31, 1997, total
assets under Mitchell Hutchins' management were approximately $    billion. As
of that date, Mitchell Hutchins served as investment adviser or sub-adviser to
  registered investment companies with   separate portfolios having aggregate
assets of approximately $    billion. Of that amount, approximately $   billion
represented assets of globally oriented registered investment companies.


     Pursuant to the Advisory Contract, Mitchell Hutchins provides a continuous investment program for the Fund and makes investment decisions and places orders to buy, sell or hold particular securities; Mitchell Hutchins also supervises all matters relating to the operation of the Fund and obtains for it corporate officers, clerical staff, office space, equipment and services. As compensation for its services, Mitchell Hutchins receives a fee, computed weekly and paid monthly, in an amount equal to the annual rate of 1.25% of the Fund's average weekly net assets. This fee is greater than the advisory and administration fees paid by most funds.

     The Fund incurs various other expenses in its operations, such as custody and transfer agency fees, brokerage commissions, professional fees, expenses of board and shareholder meetings, fees and expenses relating to registration of its Common Stock, taxes and governmental fees, fees and expenses of the directors, costs of obtaining insurance, expenses of printing and distributing shareholder materials, organizational expenses, and costs of or losses to any litigation. For the fiscal years ended October 31, 1996 and October 31, 1995, the Fund's total expenses, stated as a percentage of average net assets, were 1.43% and 1.46%, respectively.



     Stuart Waugh, a managing director of Mitchell Hutchins responsible for global fixed income and currency trading and a vice president of the Fund, has been primarily responsible for the day-to-day management of the Fund's portfolio since its inception. He is a Chartered Financial Analyst. Mr. Waugh has been employed by Mitchell Hutchins as a portfolio manager for more than the last five years. Other members of Mitchell Hutchins' global investing group provide input on market outlook, geographic analysis and currencies and interest rate forecasts.


     Mitchell Hutchins investment personnel may engage in securities transactions for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

         DIVIDENDS AND OTHER DISTRIBUTIONS; DIVIDEND REINVESTMENT PLAN

DIVIDENDS AND OTHER DISTRIBUTIONS


     Dividends from the Fund's net investment income are declared and paid monthly. In addition, the Fund may (but is not required to) distribute with its monthly dividends all or a portion of any realized net gains from foreign currency transactions and realized net short-term capital gain, if any. The Fund distributes annually to its stockholders substantially all of its realized net capital gain (the excess of net long-term capital gain over net short-term capital loss) and any undistributed realized net foreign currency gains and realized net short-term capital gain. The Fund may make additional distributions if necessary to avoid a 4% excise tax on certain undistributed income and capital gain.



     The Fund anticipates that a monthly dividend may, from time to time, represent more or less than the amount of net investment income earned by the Fund in the period to which the dividend relates. In the latter case, any undistributed net investment income, realized net short-term capital gain and/or realized net gains from foreign currency transactions ('undistributed income') would be available to be included in future monthly dividends, which might otherwise have been reduced by reason of a decrease in the Fund's monthly net income. Undistributed income will be reflected in the Fund's net asset value, and correspondingly, distributions from undistributed income will reduce the Fund's net asset value. The dividend rate on the Common Stock will be adjusted from time to time and will vary as a result of the performance of the Fund.



     If the Fund's dividends and other distributions exceed its current and accumulated earnings and profits in any taxable year, which may result from capital or currency-related losses sustained in a taxable year after some short-term capital or currency-related gains have been distributed, those distributions (to the extent of that excess) may be treated as a return of capital to shareholders for tax purposes.


DIVIDEND REINVESTMENT PLAN

     The Fund has established the Plan under which all stockholders, whose shares of Common Stock are registered in their own names or in the name of PaineWebber (or its nominee), have all dividends and other distributions on their shares of Common Stock automatically reinvested in additional shares of Common Stock, unless they elect to receive cash. The Fund will not issue any new shares of Common Stock in connection with the Plan. Stockholders may affirmatively elect to receive all dividends and other distributions in cash paid by check mailed directly to them by PNC Bank, National Association ('Transfer Agent'), as dividend disbursing agent. Stockholders who hold their shares in the name of a broker or nominee other than PaineWebber (or its nominee) should contact such other broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such stockholders to participate in the Plan may change if their shares of Common Stock are transferred into the name of another broker or nominee.


     The Transfer Agent serves as agent for the stockholders in administering the Plan. After the Fund declares a dividend or determines to make another distribution, the Transfer Agent, as agent for the participants, receives the cash payment and uses it to buy shares of Common Stock in the open market, on the NYSE or otherwise, for the participants' accounts. Such shares may be purchased at prices that are higher or lower than the net asset value per share of the Common Stock at the time of purchase. The number of shares purchased with each distribution for a particular stockholder equals the result obtained by dividing the amount of the distribution payable to that stockholder by the average price per share (including applicable brokerage commissions) that the Transfer Agent was able to obtain in the open market. The Transfer Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in the accounts, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant are held by the Transfer Agent in non-certificated form in the name of the participant, and each stockholder's proxy includes those shares of Common Stock purchased pursuant to the Plan.

     There is no charge to participants for reinvesting dividends or other distributions. The Transfer Agent's fees for the handling of reinvestment of distributions are paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Transfer Agent's open market purchases of shares of the Common Stock in connection with the reinvestment of distributions.

     The automatic reinvestment of dividends and other distributions in shares of Common Stock does not relieve participants of any income tax that may be payable on such distributions. See 'Taxation.'


     All registered holders of Common Stock (other than brokers and nominees) are mailed information regarding the Plan, including a form with which they may elect to terminate participation in the Plan and receive further dividends and other distributions in cash. A holder who has elected to participate in the Plan may terminate participation in the Plan at any time without penalty, and stockholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Transfer Agent and should include the stockholder's name and address as they appear on the share certificate or in the Transfer Agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed to be an election by a stockholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.


     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the Transfer Agent by at least 30 days' written notice to all Plan participants. All correspondence concerning the Plan should be directed to the Transfer Agent at PNC Bank, National Association, c/o PFPC Inc., P.O. Box 8950, Wilmington, Delaware 19899.

                                    TAXATION

     The Fund intends to continue to qualify for treatment as a regulated investment company ('RIC') under the Internal Revenue Code. For each taxable year that the Fund so qualifies, the Fund (but not its stockholders) will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) and net capital gain that is distributed to its stockholders.

     Dividends from the Fund's investment company taxable income (whether paid in cash or reinvested in additional Fund shares) are taxable to its stockholders as ordinary income to the extent of the Fund's earnings and profits. Distributions of the Fund's net capital gain (whether paid in cash or reinvested in additional Fund shares), when designated as such, are taxable to its stockholders as long-term capital gain, regardless of how long they have held their Fund shares. A participant in the Plan will be treated as having received a distribution in the amount of the cash used to purchase shares of Common Stock on his behalf, including a pro rata portion of the brokerage fees incurred by the Transfer Agent. Distributions by the Fund will not be eligible for the dividends-received deduction allowed to corporations. Distributions by the Fund in any year that exceed its current and accumulated earnings and profits generally may be applied by a stockholder against his basis for the shares and will be taxable to him only to the extent the distributions to him exceed his basis for the Common Stock.

     An investor should be aware that, if shares of Common Stock are purchased shortly before the record date for any dividend or capital gain distribution, the investor will pay full price for the shares and receive some portion of the price back as a taxable distribution.

     The Fund notifies its stockholders following the end of each calendar year of the amounts of dividends and capital gain distributions paid (or deemed paid) that year. Under certain circumstances, the notice also may specify a stockholder's share of any foreign taxes paid by the Fund.


     Upon a sale or exchange of shares of Common Stock (including a sale pursuant to a share repurchase or tender offer by the Fund), a stockholder will realize a taxable gain or loss equal to the difference between his adjusted basis for the shares and the amount realized. Any such gain or loss will be treated as a capital gain or loss if the shares are capital assets in the stockholder's hands and will be a long-term capital gain or loss if the shares have been held for more than one year; provided that any loss realized on a sale or exchange of shares of Common Stock that were held for six months or less also will be treated as long-term, rather than as short-term, capital loss to the extent of any capital gain distributions received thereon. A loss realized on a sale or exchange of shares of Common Stock will be disallowed to the extent those shares are replaced by other shares of Common Stock within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the shares (which could occur, for example, as the result of participation in the Plan). In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss.

     The Fund may acquire zero coupon securities. As the holder of such securities, the Fund would have to include in its gross income the original issue discount that accrues on the securities during the taxable year, even if it receives no corresponding payment thereon during the year. Because the Fund annually must distribute substantially all of its investment company taxable income, including any accrued original issue discount, to satisfy the distribution requirement imposed on RICs and to avoid imposition of a 4% excise tax on certain undistributed income and gains, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain. In addition, any such gains may be realized on the disposition of securities held for less than three months. Because of the requirement imposed on a RIC that it derive less than 30% of its gross income each taxable year from the sale or other disposition of securities or certain options, futures, forward currency contracts and foreign currency positions held for less than three months, any such gains would reduce the Fund's ability to sell any such assets that it might wish to sell in the ordinary course of its portfolio management.


     The Fund is required to withhold 31% of all dividends, capital gain distributions and repurchase proceeds payable to any individuals and certain other non-corporate stockholders who do not provide the Fund with a correct taxpayer identification number. The Fund also is required to withhold 31% of all dividends and capital gain distributions payable to such stockholders who otherwise are subject to backup withholding.

     The foregoing is only a summary of the important federal tax considerations generally affecting the Fund and its stockholders; see the SAI for a further discussion. There may be other federal, state or local tax considerations applicable to a particular investor. Prospective stockholders are therefore urged to consult their tax advisers.

                          DESCRIPTION OF CAPITAL STOCK

     The Fund is authorized to issue 100 million shares of capital stock, $.001 par value, all of which is classified as Common Stock. Although it has no current intention of doing so, the Board of Directors of the Fund is authorized to classify and reclassify any unissued shares of capital stock from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or terms and conditions of redemption of such shares by the Fund. The description of the capital stock and the description under 'Description of Capital Stock--Certain Anti-Takeover Provisions of the Articles of Incorporation' are subject to the provisions contained in the Fund's Articles of Incorporation and Bylaws.

COMMON STOCK

     Shares of the Common Stock have no preemptive, conversion, exchange or redemption rights. Each share has equal voting, dividend, distribution and liquidation rights. The outstanding shares of Common Stock are fully paid and nonassessable. Stockholders are entitled to one vote per share. All voting rights for the election of directors are noncumulative, which means that the holders of more than 50% of the shares can elect 100% of the directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any directors.


     Under the rules of the NYSE applicable to listed companies, the Fund is normally required to hold an annual meeting of stockholders in each year. If the rules of the NYSE no longer require annual meetings of stockholders or if the Fund is converted to an open-end investment company or if for any other reason the Fund's shares are no longer listed on the NYSE (or any other national securities exchange the rules of which require annual meetings of stockholders), the Fund may decide not to hold annual meetings of stockholders. See 'Description of Capital Stock--Common Stock Repurchases and Tender Offers.'


     Any additional offerings of the Common Stock, if made, will require approval of the Fund's Board of Directors and will be subject to the requirement of the 1940 Act that shares may not be sold at a price below the then-current net asset value, exclusive of underwriting discounts and commissions, except, among other things, in connection with an offering to existing stockholders or with the consent of a majority of the holders of the Fund's outstanding voting securities.

     The following chart indicates the shares of the Common Stock outstanding as
of February   , 1997.




                                                                   AMOUNT OUTSTANDING
                                          AMOUNT HELD BY        EXCLUSIVE OF AMOUNT HELD
                                       REGISTRANT OR FOR ITS    BY REGISTRANT OR FOR ITS
TITLE OF CLASS    AMOUNT AUTHORIZED           ACCOUNT                   ACCOUNT
---------------   -----------------    ---------------------    ------------------------
Common Stock...      100,000,000                 0                      [22,736,667]


COMMON STOCK REPURCHASES AND TENDER OFFERS

     In recognition of the possibility that the Common Stock might trade at a discount from net asset value and that any such discount may not be in the best interest of stockholders, the Fund's Board of Directors has determined that it will from time to time consider taking action to attempt to reduce or eliminate any discount. To that end, the Board may, in consultation with Mitchell Hutchins, from time to time consider action either to repurchase shares of the Common Stock in the open market or to make a tender offer for shares of the Common Stock at their net asset value. The Board currently intends at least annually to consider making such open market repurchases or tender offers and at such time may consider such factors as the market price of the Common Stock, the net asset value of the Common Stock, the liquidity of the assets of the Fund, whether such transactions would impair the Fund's status as a RIC, general economic conditions and such other events or conditions that may have a material effect on the Fund's ability to consummate such transactions. The Board may at any time, however, decide that the Fund should not repurchase shares or make a tender offer. The Fund may borrow to finance repurchases and tender offers. Interest on any such borrowings will reduce the Fund's net income. See 'Additional Information--Share Repurchases and Tender Offers' in the SAI.

     There is no assurance that the Board of Directors will decide to undertake Common Stock repurchases or tender offers or that these actions, if undertaken, would result in the Common Stock trading at a price that is equal or close to its net asset value per share.

     Although the Board of Directors believes that share repurchases and tender offers generally would have a favorable effect on the market price of the Common Stock, it should be recognized that the Fund's acquisition of shares of the Common Stock would decrease the Fund's total assets and therefore have the effect of increasing the Fund's expense ratio. Because of the nature of the Fund's investment objectives, policies and portfolio, under current market conditions Mitchell Hutchins anticipates that repurchases and tender offers generally should not have a material, adverse effect on the Fund's investment performance and that Mitchell Hutchins generally should not have any material difficulty in disposing of portfolio securities in order to consummate share repurchases and tender offers; however, this may not always be the case.

     Any tender offer made by the Fund for shares of the Common Stock generally would be at a price equal to the net asset value of the shares on a date subsequent to the Fund's receipt of all tenders. Each offer would be made, and the stockholders would be notified, in accordance with the requirements of the

Securities Exchange Act of 1934 and the 1940 Act, either by publication or mailing or both. Each offering document would contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder. Each person tendering shares would pay to the Fund's Transfer Agent a service charge to help defray certain costs, including the processing of tender forms, effecting payment, postage and handling. Any such service charge would be paid directly by the tendering stockholder and would not be deducted from the proceeds of the purchase. The Fund's Transfer Agent would receive the fee as an offset to these costs. The Fund expects that the costs of effecting a tender offer would exceed the aggregate of all service charges received from those who tender their shares. Costs associated with the tender would be charged against capital.

     Tendered shares of Common Stock that have been accepted and purchased by the Fund will be held in the Fund's treasury until retired by the Board. If treasury shares are retired, Common Stock issued and outstanding and capital in excess of par will be reduced. If tendered shares are not retired, the Fund may hold, sell or otherwise dispose of the shares for any lawful corporate purpose as determined by the Board of Directors.

CONVERSION TO OPEN-END INVESTMENT COMPANY

     The Fund's Board of Directors will consider from time to time whether it would be in the best interest of the Fund and its stockholders to convert the Fund to an open-end investment company. If the Board of Directors were to determine that such a conversion would be in the best interest of the Fund and its stockholders and is consistent with the 1940 Act, the Board would submit to the stockholders, at the next succeeding annual or special meeting, a proposal to amend the Fund's Articles of Incorporation to so convert the Fund. Such amendment would provide that, upon its adoption by the holders of at least a majority of the Fund's outstanding shares entitled to vote thereon, the Fund will convert from a closed-end to an open-end investment company. If the Fund converted to an open-end investment company, it would be able to continuously issue and offer for sale shares of the Common Stock, and each such share could be presented to the Fund at the option of the holder thereof for redemption at a price based on the then-current net asset value per share. In such an event, the Fund could be required to liquidate portfolio securities to meet requests for redemption, the Common Stock would no longer be listed on the NYSE and certain investment policies of the Fund would require amendment.

     In considering whether to propose that the Fund convert to an open-end investment company, the Board of Directors will consider whether various factors, including, without limitation, the potential benefits and detriments to the Fund and its stockholders of conversion, the potential alternatives and the benefits and detriments associated therewith, and the feasibility of conversion given, among other things, the Fund's investment objectives and policies. In the event of a conversion to an open-end investment company, the Fund may charge fees in connection with the sale or redemption of its shares. There can be no assurance that the Board will conclude that such a conversion is in the best interests of the Fund or its stockholders. As an open-end investment company, the Fund may reserve the right to honor any request for redemption by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the Fund's net asset value. If payment is made in securities, a stockholder may incur brokerage expenses in converting these securities into cash.

CERTAIN ANTI-TAKEOVER PROVISIONS OF THE ARTICLES OF INCORPORATION

     The Fund presently has provisions in its Articles of Incorporation that have the effect of limiting (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions, and (iii) the ability of the Fund's directors or stockholders to amend the Articles of Incorporation. These provisions of the Articles of Incorporation may be regarded as 'anti-takeover' provisions. Under Maryland law and the Fund's Articles of Incorporation, the affirmative vote of the holders of at least a majority of the votes entitled to be cast is required for the consolidation of the Fund with another corporation, a merger of the Fund with or into another corporation (except for certain mergers in which the Fund is the successor), a statutory share exchange in which the Fund is not the successor, a sale or transfer of all or substantially all of the Fund's assets, the dissolution of the Fund and any amendment to the Fund's Articles of Incorporation. In addition, the affirmative vote of the holders of at least
66 2/3% (which is higher than that required under Maryland law or the 1940 Act) of the outstanding shares of the Fund's capital stock is required generally to authorize any of the following transactions or to amend the provisions of the Articles of Incorporation relating to such transactions:

          (i) merger, consolidation or statutory share exchange of the Fund with or into any other corporation;

          (ii) issuance of any securities of the Fund to any person or entity for cash;

          (iii) sale, lease or exchange of all or any substantial part of the assets of the Fund to any entity or person (except assets having an aggregate market value of less than $1,000,000); or

          (iv) sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000)

if such corporation, person or entity is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of the Fund (a 'Principal Shareholder'). A similar vote also would be required for any amendment of the Articles of Incorporation to convert the Fund to an open-end investment company by making any class of the Fund's capital stock a 'redeemable security,' as that term is defined in the 1940 Act. Such vote would not be required with respect to any of the foregoing transactions, however, when, under certain conditions, the Board of Directors approves the transaction, although in certain cases involving merger, consolidation or statutory share exchange or sale of all or substantially all of the Fund's assets or the conversion of the Fund to an open-end investment company, the affirmative vote of the holders of a majority of the outstanding shares of the Fund's capital stock would nevertheless be required. Reference is made to the Articles of

Incorporation of the Fund, on file with the SEC, for the full text of these provisions.


     The provisions of the Articles of Incorporation described above and the Fund's right to repurchase or make a tender offer for its shares could have the effect of depriving the stockholders of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. See 'Description of Capital Stock--Common Stock Repurchases and Tender Offers.' The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a Principal Shareholder. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's management, investment objectives and policies. The Board of Directors of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interest of the Fund and its stockholders.

        CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT AND REGISTRAR

     Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, serves as custodian of the Fund's assets. Brown Brothers Harriman & Co. employs foreign subcustodians approved by the Fund's Board of Directors, in accordance with applicable requirements under the 1940 Act, to provide custody of the Fund's foreign assets. PNC Bank, National Association, whose principal business address is Broad and Chestnut Streets, Philadelphia, Pennsylvania 19110, is the Fund's transfer and dividend disbursing agent and registrar.



                              FURTHER INFORMATION


     Further information concerning these securities and the Fund may be found in the Registration Statement on file with the SEC of which this Prospectus and the Fund's SAI constitute a part.

     The Table of Contents for the SAI is as follows:

     Investment Policies and Restrictions...................     2
     Strategic Transactions.................................     5
     Directors and Officers.................................    14
     Control Persons and Principal Holders of Securities....    20
     Investment Advisory Arrangements.......................    20
     Portfolio Transactions.................................    22

     Valuation of Common Stock..............................    23
     Taxation...............................................    25
     Additional Information.................................    27
     Financial Information..................................    28

                                    APPENDIX
                                    RATINGS

DESCRIPTION OF MOODY'S RATINGS FOR CORPORATE AND CONVERTIBLE BONDS


     AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



     AA. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protection elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.


     A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.


     BAA. Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



     BA. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


     B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     CAA. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


     CA. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


     Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.



DESCRIPTION OF S&P ISSUER CREDIT RATINGS DEFINITIONS



     AAA. An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.



     AA. An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.



     BBB. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



     Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.




     BB. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



     B. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.



     CCC. An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.



     CC.  An obligation rated CC is currently highly vulnerable to nonpayment.



     C. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.



     D. An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



     PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.



     R. This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

================================================================================

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND
OR PAINEWEBBER. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY PAINEWEBBER IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                            ------------------------

                               TABLE OF CONTENTS


                                            PAGE
                                            ----
Fund Expenses..............................   2
Prospectus Summary.........................   3
Financial Highlights.......................  11
The Fund...................................  12
The Offering...............................  12
Use of Proceeds............................  12
Trading History............................  12
Investment Objectives and Policies.........  13
Other Investment Practices.................  19
Special Considerations and Risk Factors....  23
Management of the Fund.....................  29
Dividends and Other Distributions;
  Dividend Reinvestment Plan...............  30
Taxation...................................  32
Description of Capital Stock...............  33
Custodian, Transfer and Dividend
  Disbursing Agent and Registrar...........  37
Further Information........................  37
Appendix................................... A-1




                              GLOBAL HIGH INCOME
                               DOLLAR FUND INC.


                                 COMMON STOCK

                           ------------------------
                                  PROSPECTUS

                           ------------------------


                           PAINEWEBBER INCORPORATED

                           ------------------------


                               FEBRUARY 28, 1997



================================================================================


(Copyright)1997 PaineWebber Incorporated

                               GLOBAL HIGH INCOME
                                DOLLAR FUND INC.

                          1285 Avenue of the Americas
                            New York, New York 10019

                      STATEMENT OF ADDITIONAL INFORMATION

     Global High Income Dollar Fund Inc. (the 'Fund') is a non-diversified, closed-end management investment company. The Fund's primary investment objective is to achieve a high level of current income. As a secondary objective the Fund seeks capital appreciation, to the extent consistent with its primary objective. No assurance can be given that the Fund will be able to achieve its investment objectives.

     Shares of the Fund's common stock ('Common Stock') may be offered from time to time in order to effect over-the-counter ('OTC') secondary market sales by PaineWebber Incorporated ('PaineWebber') in its capacity as a dealer and secondary market-maker. PaineWebber may (but is not obligated) to make such a secondary market.


     Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins'), a wholly owned subsidiary of PaineWebber, serves as investment adviser and administrator of the Fund. This Statement of Additional Information ('SAI') is not a prospectus and should be read only in conjunction with the Fund's current Prospectus, dated February 28, 1997. Capitalized terms not otherwise defined herein have the same meaning as in the Prospectus. A copy of the Prospectus may be obtained by calling any PaineWebber investment executive or correspondent firm or by calling toll-free (800) 852-4750.



   The date of this Statement of Additional Information is February 28, 1997.

                      INVESTMENT POLICIES AND RESTRICTIONS

     The following supplements the information contained in the Prospectus concerning the Fund's investment policies and limitations.

CONVERTIBLE SECURITIES

     The value of a convertible security is a function of its 'investment value' (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its 'conversion value' (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

     A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund's ability to achieve its investment objectives.

ILLIQUID SECURITIES

     Illiquid securities may, but do not necessarily, include certain restricted securities. To facilitate the increased size and liquidity of the institutional markets for unregistered securities, the Securities and Exchange Commission ('SEC') has adopted Rule 144A under the Securities Act of 1933 ('1933 Act'). Rule 144A establishes a 'safe harbor' from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified buyers interested in purchasing Rule 144A-eligible restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at favorable prices.


     The Fund may sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     The Board of Directors has delegated the function of making day-to-day determinations of liquidity to Mitchell Hutchins pursuant to guidelines approved by the Board. Mitchell Hutchins will take into account a number of factors in reaching liquidity decisions, including but not limited to (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers for the security and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). Mitchell Hutchins will monitor the liquidity of restricted securities in the Fund's portfolio and report periodically on such decisions to the Board of Directors.

REPURCHASE AGREEMENTS


     Repurchase agreements are transactions in which the Fund purchases securities from a bank or recognized securities dealer and simultaneously commit to resell those securities to the bank or dealer at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. The Fund would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or securities dealer to pay the repurchase price on the date agreed to would, in effect, be secured by such securities. If the value of such securities were less than the repurchase price, plus any agreed-upon additional amount, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least equal to the repurchase price, plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the securities and the price which was paid by the Fund upon acquisition would be accrued as interest and included in the Fund's net investment income.


     Repurchase agreements carry certain risks not associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to the Fund if the other party to the repurchase agreement becomes insolvent. The Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by Mitchell Hutchins to present minimal credit risks in accordance with guidelines established by the Fund's Board of Directors. Mitchell Hutchins will review and monitor the creditworthiness of such institutions under the Board's general supervision.

INVESTMENT LIMITATIONS


     FUNDAMENTAL LIMITATIONS. The following fundamental investment limitations cannot be changed without the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Fund, or (b) 67% or more of such shares present at a stockholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in values of portfolio securities or the amount of total assets will not be considered a violation of any of the following limitations or of any of the Fund's investment policies. Under the Fund's fundamental investment limitations, the Fund may not:


          (1) purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities.

          (2) issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of the Fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.


          (3) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.


          (4) engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

          (5) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

          (6) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.


     NON-FUNDAMENTAL LIMITATIONS. The following investment restrictions are not fundamental and may be changed by the Fund's Board of Directors without shareholder approval.


     The Fund will not:


          (1) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.



          (2) engage in short sales of securities or maintain a short position, except that the Fund may (a) sell short 'against the box' and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

                             STRATEGIC TRANSACTIONS

     As discussed in the Prospectus, Mitchell Hutchins may use a variety of financial instruments ('Hedging Instruments'), including options, futures contracts (sometimes referred to as 'futures'), options on futures contracts, forward currency contracts and interest rate protection transactions, to attempt to hedge the Fund's portfolio. The Fund also may use options and forward currency contracts to attempt to enhance income and realize gains, and use foreign currency futures contracts and options on futures contracts for such other purposes to the extent permitted by the Commodity Futures Trading Commission ('CFTC').

     Hedging strategies can be broadly categorized as 'short hedges' and 'long hedges.' A short hedge is a purchase or sale of a Hedging Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund's portfolio. Thus, in a short hedge the Fund takes a position in a Hedging Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, the Fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, the Fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, the Fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

     Conversely, a long hedge is a purchase or sale of a Hedging Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge, the Fund takes a position in a Hedging Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, the Fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the Fund could exercise the call and thus limit its acquisition to the exercise price plus the premium paid and transaction costs. Alternatively, the Fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

     The Fund may purchase and write (sell) covered straddles on securities or indices of debt securities. A long straddle is a combination of a call and a put option purchased on the same security or on the same futures contract, where the exercise price of the put is less than or equal to the exercise price of the call. The Fund would enter into a long straddle when Mitchell Hutchins believes that it is likely that interest rates will be more volatile during the term of the option than the option pricing implies. A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is less than or equal to the exercise price of the call. The Fund would enter into a short straddle when Mitchell Hutchins believes that it is unlikely that interest rates will be as volatile during the term of the options as the option pricing implies.

     Hedging Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Hedging Instruments on debt securities may be used to hedge either individual securities or broad fixed income market sectors.

     The use of Hedging Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded and the CFTC. In addition, the Fund's ability to use Hedging Instruments will be limited by tax considerations. See 'Taxation.'

     In addition to the products, strategies and risks described below and in the Prospectus, Mitchell Hutchins expects additional opportunities to develop in connection with options, futures contracts, forward currency contracts and other hedging techniques. These new opportunities may become available as Mitchell

Hutchins
develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts, forward currency contracts or other techniques are developed. Mitchell Hutchins may utilize these opportunities to the extent that they are consistent with the Fund's investment objectives and permitted by the Fund's investment limitations and applicable regulatory authorities.

SPECIAL RISKS OF HEDGING STRATEGIES

     The use of Hedging Instruments involves special considerations and risks, as described below. Risks pertaining to particular Hedging Instruments are described in the sections that follow.

     (1) Successful use of most Hedging Instruments depends upon Mitchell Hutchins' ability to predict movements of the overall securities, currencies and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. While Mitchell Hutchins is experienced in the use of Hedging Instruments, there can be no assurance that any particular hedging strategy adopted will succeed.

     (2) There might be imperfect correlation, or even no correlation, between price movements of a Hedging Instrument and price movements of the investments being hedged. For example, if the value of a Hedging Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Hedging Instruments are traded. The effectiveness of hedges using Hedging Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

     (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the Fund entered into a short hedge because Mitchell Hutchins projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Hedging Instrument. Moreover, if the price of the Hedging Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

     (4) As described below, the Fund might be required to maintain assets as 'cover,' maintain segregated accounts or make margin payments when it takes positions in Hedging Instruments involving obligations to third parties (i.e., Hedging Instruments other than purchased options). If the Fund were unable to close out its positions in such Hedging Instruments, it might be required to continue to maintain such assets or accounts to make such payments until the position expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in a Hedging Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ('contra party') to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

COVER FOR HEDGING STRATEGIES

     Transactions using Hedging Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ('covered') position in securities, currencies or other options, futures contracts or forward currency contracts or

(2) cash and liquid securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for hedging transactions and will, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount.


     Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Hedging Instrument is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet current obligations.

OPTIONS

     The Fund may purchase put and call options, and write (sell) covered put and call options, on debt securities, on indices of debt securities and foreign currencies. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing covered put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option the Fund has written declines to less than the exercise price of the option, minus the premium received, the Fund would expect to suffer a loss. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value. All or a portion of the assets used as cover for OTC options written by the Fund would be considered illiquid.

     The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Options that expire unexercised have no value.

     The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call option that it had written by purchasing an identical call option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

     The Fund may purchase or write both exchange-traded and OTC options. Exchange markets for options on debt securities and foreign currencies exist but are relatively new, and these instruments are primarily traded on the OTC market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its contra party (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the contra party to make or take delivery of the underlying investment upon exercise of the option. Failure by the contra party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

     Generally, the OTC debt and foreign currency options used by the Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

     The Fund's ability to establish the close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the contra party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

     If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

     The Fund may purchase and write put and call options on indices of debt securities in much the same manner as the more traditional options discussed above, except that index options may serve as a hedge against overall fluctuations in the debt securities market (or market sectors) rather than anticipated increases or decreases in the value of a particular security.

FUTURES

     The Fund may purchase and sell interest rate futures contracts, bond index futures contracts and foreign currency futures contracts. The Fund may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing covered call options on securities or indices. Similarly, writing covered put options on futures contracts can serve as a limited long hedge.

     Futures strategies also can be used to manage the average duration of the Fund's portfolio. If Mitchell Hutchins wishes to shorten the average duration of the Fund, the Fund may sell an interest rate futures contract or a call option thereon, or purchase a put option on that futures contract. If Mitchell Hutchins wishes to lengthen the average duration of the Fund, the Fund may buy an interest rate futures contract or a call option thereon, or sell a put option thereon.

     The Fund may also write put options on interest rate futures contracts while at the same time purchasing call options on the same futures contracts in order synthetically to create a long futures contract position. Such options would have the same strike prices and expiration dates. The Fund will engage in this strategy only when it is more advantageous to the Fund than is purchasing the futures contract.


     No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, 'initial margin' consisting of cash or liquid securities, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing an option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment.

     Subsequent 'variation margin' payments are made to and from the futures broker daily as the value of the futures or written option position varies, a process known as 'marking to market.' Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations with respect to an open futures or options position. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes an option thereon, it is subject to daily variation calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

     Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.


     If the Fund were unable to liquidate a futures or options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or liquid securities in a segregated account.


     Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options markets are subject to daily variation margin calls and might be compelled to liquidate futures or options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, 'program trading' and other investment strategies might result in temporary price distortions.

GUIDELINE FOR FUTURES AND OPTIONS

     To the extent the Fund enters into futures contracts, options on futures positions and options on foreign currencies traded on a commodities exchange, which are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on those positions (excluding the amount by which options are 'in-the-money') may not exceed 5% of the Fund's net assets. This guideline may be modified by the Fund's Board of Directors without a shareholder vote. Adoption of this guideline cannot be guaranteed to limit the percentage of the Fund's assets at risk to 5%.

FOREIGN CURRENCY HEDGING STRATEGIES--SPECIAL CONSIDERATIONS

     The Fund may use options and futures on foreign currencies, as described above, and foreign currency forward contracts, as described below, to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated. Such currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.


     The Fund might seek to hedge against changes in the value of a particular currency when no Hedging Instruments on that currency are available or such Hedging Instruments are more expensive than certain other Hedging Instruments. In such cases, the Fund may hedge against price movements in that currency by entering into transactions using Hedging Instruments on other currencies, the values of which Mitchell Hutchins believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the Hedging Instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.


     The value of Hedging Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Hedging Instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Hedging Instruments until they reopen.

     Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

FORWARD CURRENCY CONTRACTS

     The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. Such transactions may serve as long hedges--for example, the Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contract transactions may also serve as short hedges--for example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

     As noted above, the Fund may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or a basket of currencies, the value of which Mitchell Hutchins believes will have a positive correlation to the values of the currency being hedged. In addition, the Fund may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if the Fund owned securities denominated in a foreign currency and Mitchell Hutchins believes that currency would decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. Transactions that use two foreign currencies are sometimes referred to as 'cross hedging.' Use of a different foreign currency magnifies the risk that movements in the price of hedging instruments will not correlate or will correlate unfavorably with the foreign currency being hedged.

     The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the contra party to make or take delivery of the underlying currency at the maturity of the contract. Failure by the contra party to do so would result in the loss of any expected benefit of the transaction.


     As is the case with futures contracts, holders and writers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the contra party. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the contra party, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or securities in a segregated account.

     The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

LIMITATIONS ON THE USE OF FORWARD CURRENCY CONTRACTS


     The Fund may enter into forward currency contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund maintains cash or liquid securities in a segregated account in an amount not less than the value of its total assets committed to the consummation of the contract and not covered as provided in (1) above, as marked to market daily.


The Fund may use the following Hedging Instruments:

     OPTIONS ON DEBT SECURITIES AND CURRENCIES--A call option is a contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security or currency underlying the option at a specified price at any time during the term, or upon the expiration, of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security or currency against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security or currency at a specified price during the option term or upon expiration. The writer of the put option, who receives the premium, has the obligation, upon exercise, to buy the underlying security or currency at the exercise price. Options on debt securities are traded primarily in the OTC market rather than on any of the several options exchanges.

     OPTIONS ON INDICES OF DEBT SECURITIES--An index assigns relative values to the securities included in the index and fluctuates with changes in the market values of such securities. Index options operate in the same way as more traditional options except that exercises of index options are effected with cash payment and do not involve delivery of securities. Thus, upon exercise of an index option, the purchaser will realize and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index.

     DEBT SECURITY INDEX FUTURES CONTRACTS--A debt security index futures contract is a bilateral agreement pursuant to which one party agrees to accept and the other party agrees to make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the debt securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

     DEBT SECURITY AND CURRENCY FUTURES CONTRACTS--A debt security or currency futures contract is a bilateral agreement pursuant to which one party agrees to accept and the other party agrees to make delivery of the specific type of debt security or currency called for in the contract at a specified future time and at a specified price.

     OPTIONS ON FUTURES CONTRACTS--Options on futures contracts are similar to options on securities or currency, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security or currency, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accomplished by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

     FORWARD CURRENCY CONTRACTS--A forward currency contract involves an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into.

     INTEREST RATE PROTECTION TRANSACTIONS--The Fund may enter into interest rate protection transactions, including interest rate swaps and interest rate caps, collars and floors. Interest rate swap transactions involve an agreement between two parties to exchange payments that are based, respectively, on variable and fixed rates of interest and that are calculated on the basis of a specified amount of principal (the 'notional principal amount') for a specified period of time. Interest rate cap and floor transactions involve an agreement between two parties in which the first party agrees to make payments to the counterparty when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. Interest rate collar transactions involve an agreement between two parties in which payments are made when a designated market interest rate either goes above a designated ceiling level or goes below a designated floor on predetermined dates or during a specified time period.

     The Fund expects to enter into interest rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to effectively fix the rate of interest that it pays on one or more borrowings or series of borrowings. The Fund intends to use these transactions as a hedge and not as a speculative investment. Interest rate protection transactions are subject to risks comparable to those described above with respect to other hedging strategies.

     The Fund may enter into interest rate swaps, caps, collars and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying as the case may be, only the net amount of the two payments. Inasmuch as these interest rate protection transactions are entered into for good faith hedging purposes, and inasmuch as segregated accounts will be established with respect to such transactions, Mitchell Hutchins and the Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the Investment Company Act of 1940 ('1940 Act'). The Fund also will establish and maintain such segregated accounts with respect to its total obligations under any interest rate swaps that are not entered into on a net basis and with respect to any interest rate caps, collars and floors that are written by the Fund.


     The Fund will enter into interest rate protection transactions only with banks and recognized securities dealers or their affiliates believed by Mitchell Hutchins to present minimal credit risks in accordance with guidelines established by the Fund's Board of Directors. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

     The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized, and accordingly, they are less liquid than swaps.

                             DIRECTORS AND OFFICERS

     The directors and executive officers of the Fund, their ages, business addresses and principal occupations during the past five years are:


                                POSITION
                                WITH THE          PRINCIPAL OCCUPATION(S)
   NAME, AGE AND ADDRESS*         FUND             DURING PAST FIVE YEARS
-----------------------------   ---------   ------------------------------------
Margo N. Alexander**; 49        Director    Mrs. Alexander is president, chief
                                   and        executive officer and a director
                                President     of Mitchell Hutchins (since
                                              January 1995) and an executive
                                              vice president and a director of
                                              PaineWebber. Mrs. Alexander is
                                              president and a director or
                                              trustee of 29 investment companies
                                              for which Mitchell Hutchins or
                                              PaineWebber serves as investment
                                              adviser.
Richard Q. Armstrong; 61        Director    Mr. Armstrong is chairman and
78 West Brother Drive                         principal of RQA Enterprises
Greenwich, CT 06830                           (management consulting firm)
                                              (since April 1991 and principal
                                              occupation since March 1995). Mr.
                                              Armstrong is also a director of Hi
                                              Lo Automotive, Inc. He was
                                              chairman of the board, chief
                                              executive officer and co-owner of
                                              Adirondack Beverages (producer and
                                              distributor of soft drinks and
                                              sparkling/still waters) (October
                                              1993-March 1995). Mr. Armstrong
                                              was a partner of the New England
                                              Consulting Group (management
                                              consulting firm) (December
                                              1992-September 1993). He was
                                              managing director of LVMH U.S.
                                              Corporation (U.S. subsidiary of
                                              the French luxury goods
                                              conglomerate, Luis Vuitton Moet
                                              Hennessey Corporation) (1987-1991)
                                              and chairman of its wine and
                                              spirits subsidiary, Schieffelin &
                                              Somerset Company (1987-1991). Mr.
                                              Armstrong is also a director or
                                              trustee of 28 investment companies
                                              for which Mitchell Hutchins or
                                              PaineWebber serves as investment

                                              adviser.
E. Garrett Bewkes, Jr.**; 70    Director    Mr. Bewkes is a director of Paine
                                   and        Webber Group Inc. ('PW Group')
                                Chairman      (holding company of PaineWebber
                                 of the       and Mitchell Hutchins). Prior to
                                Board of      December 1995, he was a consultant
                                Directors     to PW Group. Prior to 1988, he was
                                              chairman of the board, president
                                              and chief executive officer of
                                              American Bakeries Company. Mr.
                                              Bewkes is also a director of
                                              Interstate Bakeries Corporation
                                              and NaPro BioTherapeutics, Inc.
                                              Mr. Bewkes is a director or
                                              trustee of 29 investment companies
                                              for

                                POSITION
                                WITH THE          PRINCIPAL OCCUPATION(S)
   NAME, AGE AND ADDRESS*         FUND             DURING PAST FIVE YEARS
-----------------------------   ---------   ------------------------------------
                                              which Mitchell Hutchins or
                                              PaineWebber serves as investment
                                              adviser.
Richard R. Burt; 49             Director    Mr. Burt is chairman of
1101 Connecticut Avenue, N.W.                 International Equity Partners
Washington, D.C. 20036                        (international investments and
                                              consulting firm) (since March
                                              1994) and a partner of McKinsey &
                                              Company (management consulting
                                              firm) (since 1991). He is also a
                                              director of American Publishing
                                              Company and Archer-Daniels-Midland
                                              Co. (agricultural commodities). He
                                              was the chief negotiator in the
                                              Strategic Arms Reduction Talks
                                              with the former Soviet Union
                                              (1989-1991) and the U.S.
                                              Ambassador to the Federal Republic
                                              of Germany (1985-1989). Mr. Burt
                                              is a director or trustee of 28
                                              investment companies for which
                                              Mitchell Hutchins or PaineWebber
                                              serves as investment adviser.

Mary C. Farrell**; 47           Director    Ms. Farrell is a managing director,
                                              senior investment strategist and

                                              member of the Investment Policy
                                              Committee of PaineWebber. Ms.
                                              Farrell joined PaineWebber in
                                              1982. She is a member of the
                                              Financial Women's Association and
                                              Women's Economic Roundtable and is
                                              employed as a regular panelist on
                                              Wall $treet Week with Louis
                                              Rukeyser. She also serves on the
                                              Board of Overseers of New York
                                              University's Stern School of
                                              Business. Ms. Farrell is a
                                              director or trustee of 28
                                              investment companies for which
                                              Mitchell Hutchins or PaineWebber
                                              serves as investment adviser.
Meyer Feldberg; 54              Director    Mr. Feldberg is Dean and Professor
Columbia University                           of Management of the Graduate
101 Uris Hall                                 School of Business, Columbia
New York, New York 10027                      University. Prior to 1989, he was
                                              president of the Illinois
                                              Institute of Technology. Dean
                                              Feldberg is also a director of
                                              AMSCO International Inc. (medical
                                              instruments and supplies),
                                              Federated Department Stores, Inc.
                                              and New World Communications Group
                                              Incorporated. Dean Feldberg is a
                                              director or trustee of 28
                                              investment companies for which
                                              Mitchell Hutchins or PaineWebber
                                              serves as investment adviser.
George W. Gowen; 67             Director    Mr. Gowen is a partner in the law
666 Third Avenue                              firm of Dunnington, Bartholow &
New York, New York 10017                      Miller. Prior to May 1994, he was
                                              a partner in the law firm of
                                              Fryer,

                                POSITION
                                WITH THE          PRINCIPAL OCCUPATION(S)
   NAME, AGE AND ADDRESS*         FUND             DURING PAST FIVE YEARS
-----------------------------   ---------   ------------------------------------
                                              Ross & Gowen. Mr. Gowen is a
                                              director of Columbia Real Estate
                                              Investments, Inc. Mr. Gowen is a
                                              director or trustee of 28
                                              investment companies for which

                                              Mitchell Hutchins or PaineWebber
                                              serves as investment adviser.
Frederic V. Malek; 60           Director    Mr. Malek is chairman of Thayer
1455 Pennsylvania Avenue,                     Capital Partners (investment bank)
N.W.                                          and a co-chairman and director of
Suite 350                                     CB Commercial Group Inc. (real
Washington, D.C. 20004                        estate). From January 1992 to
                                              November 1992, he was campaign
                                              manager of Bush-Quayle '92. From
                                              1990 to 1992, he was vice chairman
                                              and, from 1989 to 1990, he was
                                              president of Northwest Airlines
                                              Inc., NWA Inc. (holding company of
                                              Northwest Airlines Inc.) and Wings
                                              Holdings Inc. (holding company of
                                              NWA Inc.). Prior to 1989, he was
                                              employed by the Marriot
                                              Corporation (hotels, restaurants,
                                              airline catering and contract
                                              feeding), where he most recently
                                              was an executive vice president
                                              and president of Marriot Hotels
                                              and Resorts. Mr. Malek is also a
                                              director of American Management
                                              Systems, Inc. (management
                                              consulting and computer related
                                              services), Automatic Data
                                              Processing, Inc., Avis, Inc.
                                              (passenger car rental), FPL Group,
                                              Inc. (electric services), National
                                              Educational Corporation and
                                              Northwest Airlines Inc. Mr. Malek
                                              is a director or trustee of 28
                                              investment companies for which
                                              Mitchell Hutchins or PaineWebber
                                              serves as investment adviser.

Carl W. Schafer; 60             Director    Mr. Schafer is president of the
P.O. Box 1164                                 Atlantic Foundation (charitable
Princeton, NJ 08542                           foundation supporting mainly
                                              oceanographic exploration and
                                              research). He is a director of
                                              Roadway Express, Inc. (trucking),
                                              The Guardian Group of Mutual
                                              Funds, Evans Systems, Inc (motor
                                              fuels, convenience store and
                                              diversified company), Hidden Lake
                                              Gold Mines Ltd., Electronic
                                              Clearing House, Inc. (financial
                                              transactions processing), Wainoco
                                              Oil Corporation and Nutraceutix,
                                              Inc. (biotechnology company).
                                              Prior to January 1993, he was
                                              chairman of the Investment

                                              Advisory Committee of the Howard
                                              Hughes Medical Institute. Mr.
                                              Schafer is a director or trustee
                                              of 28 investment companies

                                POSITION
                                WITH THE          PRINCIPAL OCCUPATION(S)
   NAME, AGE AND ADDRESS*         FUND             DURING PAST FIVE YEARS
-----------------------------   ---------   ------------------------------------
                                              for which Mitchell Hutchins or
                                              PaineWebber serves as an
                                              investment adviser.
John R. Torell III; 57          Director    Mr. Torell is chairman of Torell
767 Fifth Avenue                              Management, Inc. (financial
Suite 4605                                    advisory firm), chairman of
New York, NY 10153                            Telesphere Corporation (electronic
                                              provider of financial information)
                                              and a partner of Zilkha & Company
                                              (merchant banking and private
                                              investment company). He is the
                                              former chairman and chief
                                              executive officer of Fortune
                                              Bancorp (1990-1991 and 1990-1994,
                                              respectively), the former
                                              chairman, president and chief
                                              executive officer of CalFed, Inc.
                                              (savings association) (1988 to
                                              1989) and former president of
                                              Manufacturers Hanover Corp. (bank)
                                              (prior to 1988). Mr. Torell is a
                                              director of American Home Products
                                              Corp., New Colt Inc. (armament
                                              manufacturer) and Volt Information
                                              Sciences Inc. Mr. Torell is a
                                              director or trustee of 28
                                              investment companies for which
                                              Mitchell Hutchins or PaineWebber
                                              serves as investment adviser.

Teresa M. Boyle; 38               Vice      Ms. Boyle is a first vice president
                                President     of Mitchell Hutchins. Prior to
                                              November 1993, she was compliance
                                              manager of Hyperion Capital
                                              Management, Inc., an investment
                                              advisory firm. Prior to April
                                              1993, Ms. Boyle was a vice
                                              president and manager--legal

                                              administration of Mitchell
                                              Hutchins. Ms. Boyle is a vice
                                              president of 29 investment
                                              companies for which Mitchell
                                              Hutchins or PaineWebber serves as
                                              investment adviser.
C. William Maher; 35              Vice      Mr. Maher is a first vice president
                                President     and a senior manager of the mutual
                                   and        fund finance division of Mitchell
                                Assistant     Hutchins. Mr. Maher is a vice
                                Treasurer     president and assistant treasurer
                                              of 29 investment companies for
                                              which Mitchell Hutchins or
                                              PaineWebber serves as investment
                                              adviser.
Dennis McCauley; 50               Vice      Mr. McCauley is a managing director
                                President     and chief investment
                                              officer--fixed income of Mitchell
                                              Hutchins. Prior to December 1994,
                                              he was director of fixed income
                                              investments of IBM Corporation.
                                              Mr. McCauley is a vice president
                                              of 18 investment companies for
                                              which Mitchell Hutchins or
                                              PaineWebber serves as investment
                                              adviser.

                                POSITION
                                WITH THE          PRINCIPAL OCCUPATION(S)
   NAME, AGE AND ADDRESS*         FUND             DURING PAST FIVE YEARS
-----------------------------   ---------   ------------------------------------
Ann E. Moran; 39                  Vice      Ms. Moran is a vice president of
                                President     Mitchell Hutchins. Ms. Moran is a
                                   and        vice president and assistant
                                Assistant     treasurer of 29 investment
                                Treasurer     companies for which Mitchell
                                              Hutchins or PaineWebber serves as
                                              investment adviser.

Dianne E. O'Donnell; 44           Vice      Ms. O'Donnell is a senior vice
                                President     president and deputy general
                                   and        counsel of Mitchell Hutchins. Ms.
                                Secretary     O'Donnell is a vice president and
                                              secretary of 28 investment
                                              companies for which Mitchell
                                              Hutchins or PaineWebber serves as
                                              investment adviser.

Emil Polito; 36                   Vice      Mr. Polito is a senior vice
                                President     president and director of
                                              operations and control for
                                              Mitchell Hutchins. From March 1991
                                              to September 1993, he was director
                                              of the Mutual Funds Sales Support
                                              and Service Center for Mitchell
                                              Hutchins and PaineWebber. Mr.
                                              Polito is vice president of 29
                                              investment companies for which
                                              Mitchell Hutchins or PaineWebber
                                              serves as investment adviser.
Victoria E. Schonfeld; 46         Vice      Ms. Schonfeld is a managing director
                                President     and general counsel of Mitchell
                                              Hutchins. Prior to May 1994, she
                                              was a partner in the law firm of
                                              Arnold & Porter. Ms. Schonfeld is
                                              a vice president of 29 investment
                                              companies for which Mitchell
                                              Hutchins or PaineWebber serves as
                                              investment adviser.
Paul H. Schubert; 33              Vice      Mr. Schubert is a first vice
                                President     president and a senior manager of
                                   and        the mutual fund finance division
                                Assistant     of Mitchell Hutchins. From August
                                Treasurer     1992 to August 1994, he was a vice
                                              president at BlackRock Financial
                                              Management, Inc. Prior to August
                                              1992, he was an audit manager with
                                              Ernst & Young LLP. Mr. Schubert is
                                              a vice president and assistant
                                              treasurer of 29 investment
                                              companies for which Mitchell
                                              Hutchins or PaineWebber serves as
                                              investment adviser.
Julian F. Sluyters; 36            Vice      Mr. Sluyters is a senior vice
                                President     president and the director of the
                                   and        mutual fund finance division of
                                Treasurer     Mitchell Hutchins. Prior to 1991,
                                              he was an audit senior manager
                                              with Ernst & Young LLP. Mr.
                                              Sluyters is a vice president and
                                              treasurer of 29 investment
                                              companies for which Mitchell
                                              Hutchins or PaineWebber serves as
                                              investment adviser.


                                POSITION
                                WITH THE          PRINCIPAL OCCUPATION(S)
   NAME, AGE AND ADDRESS*         FUND             DURING PAST FIVE YEARS
-----------------------------   ---------   ------------------------------------
Gregory K. Todd; 40               Vice      Mr. Todd is a first vice president
                                President     and senior associate general
                                   and        counsel of Mitchell Hutchins.
                                Assistant     Prior to 1993, he was a partner in
                                Secretary     the law firm of Shereff, Friedman,
                                              Hoffman & Goodman. Mr. Todd is a
                                              vice president and assistant
                                              secretary of nine investment
                                              companies and vice president and
                                              secretary of one investment
                                              company for which Mitchell
                                              Hutchins or PaineWebber serves as
                                              investment adviser.

Stuart Waugh; 41                  Vice      Mr. Waugh is a managing director and
                                President     a portfolio manager of Mitchell
                                              Hutchins responsible for global
                                              fixed income investments and
                                              currency trading. Mr. Waugh is a
                                              vice president of five investment
                                              companies for which Mitchell
                                              Hutchins or PaineWebber serves as
                                              investment adviser.
Keith A. Weller; 35               Vice      Mr. Weller is a first vice president
                                President     and associate general counsel of
                                   and        Mitchell Hutchins. Prior to May
                                Assistant     1995, he was an attorney in
                                Secretary     private practice. Mr. Weller is a
                                              vice president and assistant
                                              secretary of 28 investment
                                              companies for which Mitchell
                                              Hutchins or PaineWebber serves as
                                              investment adviser.


------------------
 * Unless otherwise indicated, the business address of each listed person is 1285 Avenue of the Americas, New York, New York 10019.


** Mrs. Alexander, Mr. Bewkes and Ms. Farrell are 'interested persons' of the
   Fund, as defined in the 1940 Act, by virtue of their positions with Mitchell Hutchins, PaineWebber, and/or PW Group.



     The Fund pays directors who are not 'interested persons' of the Fund $1,000 annually and $150 for each board meeting and for each meeting of a board committee (other than committee meetings held on the same day as a board meeting). Messrs. Feldberg and Torell serve as chairmen of the audit and contract review committees of individual funds within the PaineWebber fund complex and receive additional annual compensation aggregating $15,000 each from the relevant funds. All directors are reimbursed for any expenses incurred in attending meetings. Because Mitchell Hutchins performs substantially all of the services necessary for the operation of the Fund, the Fund requires no employees. No officer, director or employee of PaineWebber or Mitchell Hutchins presently receives any compensation from the Fund for acting as a director or officer.

     The table below includes certain information relating to the compensation of the Fund's current directors who held office with the Fund or with other PaineWebber funds during the Fund's last fiscal year.


                               COMPENSATION TABLE


                                                    TOTAL
                                                 COMPENSATION
                                                   FROM THE
                                  AGGREGATE      FUND AND THE
                                 COMPENSATION    FUND COMPLEX
                                   FROM THE        PAID TO
   NAME OF PERSON, POSITION         FUND*        DIRECTORS**
------------------------------   ------------    ------------
Richard Q. Armstrong,
  Director....................      $2,422         $ 58,006
Richard R. Burt,
  Director....................      $2,272         $ 46,818
Meyer Feldberg,
  Director***.................      $  756         $ 59,111
George W. Gowen,
  Director***.................      $  756         $ 56,111
Frederick V. Malek,
  Director***.................      $  756         $ 53,571
Carl W. Schafer,
  Director***.................      $  756         $ 57,793
John R. Torell III,
  Director....................      $2,422         $ 56,943


------------------


  * Represents fees paid to each director during the fiscal year ended October 31, 1996.



 ** Represents total compensation paid to each director by the Fund Complex during the twelve months ended December 31, 1996; no fund within the complex has a bonus, pension, profit sharing or retirement plan.



*** Elected as a director at a shareholder meeting held on April 11, 1996.


              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


     As of February  , 1997, Cede & Co. (the nominee for The Depository Trust
Company) owned of record            shares of the Common Stock or      % of the
outstanding Common Stock. To the knowledge of the Fund, no person is the beneficial owner of 5% or more of its Common Stock. As of February , 1997, the directors and officers of the Fund beneficially owned less than 1% of the outstanding shares of Common Stock.


                        INVESTMENT ADVISORY ARRANGEMENTS

     Mitchell Hutchins is the Fund's investment adviser and administrator pursuant to a contract dated September 30, 1993 with the Fund ('Advisory Contract'). Pursuant to the Advisory Contract, Mitchell Hutchins provides a continuous investment program for the Fund and makes investment decisions and places orders to buy, sell or hold particular securities. As administrator, Mitchell Hutchins supervises all matters relating to the operation of the Fund and obtains for it corporate, administrative and clerical personnel, office space, equipment and services, including arranging for the periodic preparation, updating, filing and dissemination of proxy materials, tax returns and reports to the Fund's Board of Directors, stockholders and regulatory authorities.

     In addition to the payments to Mitchell Hutchins under the Advisory Contract described in the Prospectus, the Fund pays certain other costs, including (1) the costs (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith;
(2) expenses incurred on behalf of the Fund by Mitchell Hutchins; (3) organizational expenses of the Fund, whether or not advanced by Mitchell Hutchins; (4) filing fees and expenses relating to the registration and qualification of the Common Stock under federal and state securities laws; (5) fees and salaries payable to directors who are not interested persons of the Fund or Mitchell Hutchins; (6) all expenses incurred in connection with the directors' services, including travel expenses; (7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and any other insurance or fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claims for damages or other relief asserted against the Fund for violation of any law; (10) legal, accounting and auditing expenses, including legal fees of special counsel for the independent directors; (11) charges of custodians, transfer agents and other agents; (12) costs of preparing share certificates; (13) expenses of printing and distributing reports to stockholders; (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Fund;
(15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (16) costs of mailing and tabulating proxies and costs of meetings of stockholders, the Board and any committees thereof; (17) the costs of investment company literature and other publications provided to directors and officers; (18) costs of mailing, stationery and communications equipment; (19) interest charges on borrowings; and (20) fees and expenses of listing and maintaining any listing of the Fund's shares on the New York Stock Exchange ('NYSE') or any other national securities exchange.

     The Advisory Contract was approved by the Fund's Board of Directors and by a majority of the directors who are not parties to the Advisory Contract or interested persons of any such party ('Independent Directors') on June 23, 1993 and by its initial stockholder on September 27, 1993. Unless sooner terminated, the Advisory Contract will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually (1) by a majority vote of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval; and (2) by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund.

     Under the Advisory Contract, Mitchell Hutchins will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the Advisory Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Mitchell Hutchins in the performance of its duties or from reckless disregard of its duties and obligations under the Advisory Contract. The Advisory Contract is terminable by vote of the Board of Directors or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on 60 days' written notice to Mitchell Hutchins. The Advisory Contract may also be terminated by Mitchell Hutchins on 60 days' written notice to the Fund. The Advisory Contract terminates automatically upon its assignment.


     For the fiscal years ended October 31, 1996, October 31, 1995 and October 31, 1994, the Fund paid or accrued to Mitchell Hutchins $4,035,563, $3,540,880 and $3,911,266, respectively, in investment advisory and administration fees.



     Mitchell Hutchins personnel may invest in securities for their own accounts pursuant to a code of ethics that describes the fiduciary duty owed to shareholders of the PaineWebber mutual funds ('PW Funds') and other Mitchell Hutchins' advisory accounts by all Mitchell Hutchins' directors, officers and employees, establishes procedures for personal investing and restricts certain transactions. For example, employee accounts generally must be maintained at PaineWebber, personal trades in most securities require pre-clearance and short-term trading and participation in initial public offerings generally are prohibited. In addition, the code of ethics puts restrictions on the timing of personal investing in relation to trades by PW Funds and other Mitchell Hutchins advisory clients.

                             PORTFOLIO TRANSACTIONS

     Subject to policies established by the Board of Directors, Mitchell Hutchins is responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage transactions. In executing portfolio transactions, Mitchell Hutchins seeks to obtain the best net results for the Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. Generally, debt securities are traded on the OTC market on a 'net' basis without a stated commission through dealers acting for their own account and not as brokers. Prices paid to dealers generally include a 'spread,' which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time.

     The Fund will have no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The Fund contemplates that, consistent with obtaining the best net results, brokerage transactions may be conducted through Mitchell Hutchins or any of its affiliates, including PaineWebber. The Fund's Board of Directors has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to Mitchell Hutchins or any of its affiliates are reasonable and fair. Specific provisions in the Advisory Contract authorize Mitchell Hutchins and any affiliate thereof which is a member of a national securities exchange to effect portfolio transactions for the Fund on such exchange and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.


     Transactions in futures contracts are executed through futures commission merchants ('FCMs') who receive brokerage commissions for their services. The Fund's procedures in selecting FCMs to execute the Fund's transactions in futures contracts, including procedures permitting the use of Mitchell Hutchins and its affiliates, are similar to those in effect with respect to brokerage transactions in securities. For the fiscal years ended October 31, 1996, October 31, 1995 and October 31, 1994, the Fund paid no commissions to FCMs.


     Consistent with the Fund's interests and subject to the review of the Board of Directors, Mitchell Hutchins may cause the Fund to purchase and sell portfolio securities from and to dealers, or through brokers which provide the Fund with research, analysis, advice and similar services. In return for such services, the Fund may pay to those brokers a higher commission than may be charged by other brokers, provided that Mitchell Hutchins determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of Mitchell Hutchins to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. For purchases or sales with broker-dealer firms which act as principal, Mitchell Hutchins seeks best execution. Although Mitchell Hutchins may receive certain research or execution services in connection with these transactions, Mitchell Hutchins will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. Moreover, Mitchell Hutchins will not enter into any explicit soft dollar arrangements relating to principal transactions and will not receive in principal transactions the types of services which could be purchased for hard dollars. Mitchell Hutchins may engage in agency transactions in OTC equity and debt securities in return for research and execution services. These transactions are entered into only in compliance with procedures ensuring that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services. These procedures include Mitchell Hutchins receiving multiple quotes from dealers before executing the transaction on an agency basis.

     Research services furnished by dealers or brokers with or through which the Fund effects securities transactions may be used by Mitchell Hutchins in advising other funds or accounts and, conversely, research services furnished to Mitchell Hutchins by dealers or brokers in connection with other funds or accounts Mitchell Hutchins advises may be used by Mitchell Hutchins in advising the Fund. Information and research received from such brokers or dealers will be in addition to, and not in lieu of, the services required to be performed by Mitchell Hutchins under the Advisory Contract.

     Investment decisions for the Fund and for other investment accounts managed by Mitchell Hutchins will be made independently of each other in the light of differing considerations for the various accounts. The same investment decision, however, may occasionally be made for the Fund and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the Fund and such other account(s) as to amount according to a formula deemed equitable to the Fund and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Fund.

     The Fund will not purchase securities that are offered in underwritings in which Mitchell Hutchins or any of its affiliates is a member of the underwriting or selling group except pursuant to the procedures adopted by the Fund's Board of Directors in conformity with Rule 10f-3 under the 1940 Act. Among other things, these procedures require that the commission or spread paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that Mitchell Hutchins and its affiliates not participate in or benefit from the sale to the Fund.



     For the fiscal years ended October 31, 1996, October 31, 1995 and October 31, 1994, Mitchell Hutchins did not direct any brokerage commissions to brokers chosen because they provided research and analysis. For the fiscal years ended October 31, 1996, October 31, 1995 and October 31, 1994, the Fund paid no brokerage commissions.


PORTFOLIO TURNOVER


     The Fund's portfolio turnover rate may vary from year to year and will not be a limiting factor when Mitchell Hutchins deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the long-term securities in the portfolio during the year. For the fiscal years ended October 31, 1996 and October 31, 1995, the Fund's portfolio turnover rates were 80% and 71%, respectively.


                           VALUATION OF COMMON STOCK

     The net asset value of the Common Stock will be determined weekly as of the close of regular trading on the NYSE on the last day of the week on which the NYSE is open for trading. The net asset value of the Common Stock also is determined monthly at the close of regular trading on the NYSE on the last day of the month on which the NYSE is open for trading. The net asset value per share of Common Stock is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received and earned discount) minus all liabilities (including accrued expenses) by the total number of shares of Common Stock outstanding at such time.

     When market quotations are readily available, the Fund's debt securities are valued based upon those quotations. When market quotations for options and futures positions held by the Fund are readily available, those positions will be valued based upon such quotations. Market quotations generally are not available for options traded in the OTC market. When market quotations are not readily available for any of the Fund's debt securities, such securities are valued based upon appraisals received from a pricing service using a computerized matrix system, or based upon appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. Notwithstanding the above, debt securities with maturities of 60 days or less generally are valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing the difference between their fair value as of the 61st day prior to maturity and their maturity value if their original term to maturity exceeded 60 days, unless in either case the Board of Directors or its delegate determines that this does not represent fair value.


     Securities and other instruments that are listed on U.S. and foreign stock exchanges and for which market quotations are readily available are valued at the last sale price on the exchange on which the securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales on such day, at the last bid price available. In cases where securities or other instruments are traded on more than one exchange, such securities or other instruments generally are valued on the exchange designated by Mitchell Hutchins under the direction of the Board of Directors as the primary market. Securities traded in the OTC market and listed on Nasdaq are valued at the last available sale price on Nasdaq prior to the time of valuation; other OTC equity securities and instruments are valued at the last available bid price prior to the time of valuation. Securities and other assets for which reliable market quotations are not readily available (including restricted securities subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

     All securities and other assets quoted in foreign currency and forward currency contracts are valued weekly in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time such valuation is determined by the Fund's custodian. Foreign currency exchange rates are generally determined prior to the close of the NYSE. Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of the NYSE, which events will not be reflected in a computation of the Fund's net asset value. If events materially affecting the value of such securities or assets or currency exchange rates occurred during such time period, the securities or assets would be valued at their fair value as determined in good faith by or under the direction of the Board of Directors. The foreign currency exchange transactions of the Fund conducted on a spot basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. Under normal market conditions this rate differs from the prevailing exchange rate by an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

                                    TAXATION

GENERAL

     In order to continue to qualify for treatment as a regulated investment company ('RIC') under the Internal Revenue Code, the Fund must distribute to its stockholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) ('Distribution Requirement') and must meet several additional requirements. Among these requirements are the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in securities or those currencies ('Income Requirement'); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months--options, futures or forward currency contracts (other than those on foreign currencies), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) ('Short-Short Limitation'); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

     Dividends and other distributions declared by the Fund in October, November or December of any year and payable to stockholders of record on a date in any of those months will be deemed to have been paid by the Fund and received by the stockholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to the stockholders for the year in which that December 31 falls.

     The Fund will be subject to a nondeductible 4% excise tax ('Excise Tax') to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For purposes of the Excise Tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

FOREIGN TAXES

     Interest and dividends on foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on those securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its stockholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by the Fund for that year. Pursuant to the election, the Fund would treat those taxes as dividends paid to its stockholders and each stockholder would be required to (1) include in gross income, and treat as paid by him, his proportionate share of those taxes, (2) treat his share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as his own income from those sources and (3) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. If the Fund makes the election, it will report to its stockholders shortly after the end of each taxable year their respective shares of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions. Potential investors should note, however, that the Fund may not satisfy the above-referenced 50%-of-assets test and that, as a result, it may be unable to make the election, with the consequence that foreign and U.S. possessions taxes imposed on the Fund would not be deductible or creditable by its stockholders.

PASSIVE FOREIGN INVESTMENT COMPANIES


     The Fund may invest a portion of its assets in the stock of entities organized and operated solely for the purpose of restructuring the investment characteristics of debt securities issued or guaranteed by foreign governments. Certain of these investments may constitute investments in 'passive foreign investment companies' ('PFICs'). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a RIC that holds stock of a PFIC will be subject to federal income tax on a portion of any 'excess distribution' received on the stock or of any gain on disposition of the stock (collectively 'PFIC income'), plus interest thereon, even if the RIC distributes the PFIC income as a taxable dividend to its stockholders. The balance of the PFIC income will be included in the RIC's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its stockholders.


     If the Fund invests in a PFIC and elects to treat the PFIC as a 'qualified electing fund,' then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss)--which most likely would have to be distributed to satisfy the Distribution Requirement and to avoid imposition of the Excise Tax--even if those earnings and gain were not received by the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

     Pursuant to proposed regulations, closed-end RICs whose net asset value is determined and published in a publication of general circulation at least weekly, such as the Fund, would be entitled to elect to 'mark-to-market' their stock in certain PFICs. 'Marking-to-market,' in this context, means recognizing as gain for each taxable year the excess, as of the end of that year, of the fair market value of such a PFIC's stock over the owner's adjusted basis in that stock (including mark-to-market gain for each prior year for which an election was in effect).

HEDGING STRATEGIES

     The use of hedging strategies, such as writing (selling) and purchasing options and futures and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains or losses the Fund recognizes in connection therewith. These rules also may require the Fund to 'mark to market' (that is, treat as sold for their fair market value) at the end of each taxable year certain positions in its portfolio, which may cause the Fund to recognize income without receiving cash with which to make distributions necessary to satisfy the Distribution Requirement and to avoid imposition of the Excise Tax. In that event, the Fund might have to liquidate securities to enable it to make the required distributions, which would cause it to recognize gains or losses and might affect its ability to satisfy the Short-Short Limitation.

     Income from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures and forward currency contracts derived by the Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures and forward currency contracts on foreign currencies, that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) also will be subject to the Short-Short Limitation if they are held for less than three months.

     If the Fund satisfies certain requirements, any increase in value of a position that is part of a 'designated hedge' will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. The Fund will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent the Fund does not qualify for this treatment, it may be forced to defer the closing out of certain options, futures and forward currency contracts beyond the time when it otherwise would be advantageous to do so in order for the Fund to continue to qualify as a RIC.

                             ADDITIONAL INFORMATION

SHARE REPURCHASES AND TENDER OFFERS

     As discussed in the Prospectus, the Fund's Board of Directors may tender for Common Stock to reduce or eliminate the discount to net asset value at which the Common Stock might trade. Even if a tender offer has been made, it will be the Board's announced policy, which may be changed by the Board, not to accept tenders or effect repurchases (or, if a tender offer has not been made, not to initiate a tender offer) if: (1) such transactions, if consummated, would (a) result in the delisting of the Common Stock from the NYSE (the NYSE having advised the Fund that it would consider delisting if the aggregate market value of the outstanding shares is less than $5,000,000, the number of publicly held shares falls below 600,000 or the number of round-lot holders falls below 1,200), or (b) impair the Fund's status as a RIC (which would eliminate its eligibility to deduct dividends paid to its stockholders, thus causing its income to be fully taxed at the corporate level in addition to the taxation of stockholders on distributions received from the Fund); (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objectives and policies in order to repurchase the Common Stock; or (3) there is, in the Board's judgment, any material (a) legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) suspension of trading or limitation on prices of securities generally on the NYSE or any foreign exchange on which portfolio securities of the Fund are traded, (c) declaration of a banking moratorium by federal, state or foreign authorities or any suspension of payment by banks in the United States, New York State or foreign countries in which the Fund invests, (d) limitation affecting the Fund or the issuers of its portfolio securities imposed by federal, state or foreign authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or other countries in which the Fund invests or (f) other events or conditions that would have a material adverse effect on the Fund or its stockholders if Common Stock was repurchased. The Board of Directors may modify these conditions in light of experience.

CUSTODIAN


     Brown Brothers Harriman & Co., serves as custodian of the Fund's assets held in the United States. Rules adopted under the 1940 Act permit the Fund to maintain its securities and cash in the custody of certain eligible banks and securities depositories. Pursuant to those rules, the Fund's portfolio of securities and cash, when invested in securities of foreign countries, is held by its subcustodians who are approved by the directors of the Fund in accordance with the rules of the SEC. Selection of the subcustodians is made by the directors of the Fund following a consideration of a number of factors, including, but not limited to, the reliability and financial stability of the institution, the ability of the institution to capably perform custodial services for the Fund, the reputation of the institution in its national market and the political and economic stability of the countries in which the subcustodians will be located. In addition, the 1940 Act generally requires that foreign subcustodians, among other things, have shareholder equity in excess of $200 million, have no lien on the Fund's assets and maintain adequate and accessible records.


INDEPENDENT ACCOUNTANTS

     Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants.

LEGAL MATTERS

     The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue,

N.W., Washington, D.C. 20036-1800, counsel to the Fund, has passed upon the legality of the shares offered by the Fund's Prospectus. Kirkpatrick & Lockhart LLP also acts as counsel to Mitchell Hutchins and PaineWebber in connection with other matters.

                             FINANCIAL INFORMATION


     The Fund's Annual Report to Shareholders for the fiscal year ended October 31, 1996 is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of independent accountants appearing therein are incorporated by reference in this SAI.

                      [This page intentionally left blank]

                      [This page intentionally left blank]

==============================================================================

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS OTHER THAN THOSE CONTAINED IN THE PROSPECTUS OR IN THIS STATEMENT OF ADDITIONAL INFORMATION AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR PAINEWEBBER. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OTHER THAN THE REGISTERED SECURITIES TO WHICH THE PROSPECTUS RELATES. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFERING BY THE FUND OR BY PAINEWEBBER IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                            ------------------------

                               TABLE OF CONTENTS

                                                         PAGE
                                                         ----
Investment Policies and Restrictions..................     2
Strategic Transactions................................     5
Directors and Officers................................    14
Control Persons and Principal Holders of Securities...    20
Investment Advisory Arrangements......................    20
Portfolio Transactions................................    22
Valuation of Common Stock.............................    23
Taxation..............................................    25
Additional Information................................    27
Financial Information.................................    28



                              GLOBAL HIGH INCOME
                               DOLLAR FUND INC.



                                 COMMON STOCK



                            ------------------------

                            STATEMENT OF ADDITIONAL
                                  INFORMATION

                            ------------------------






                            PAINEWEBBER INCORPORATED



                            ------------------------


                               FEBRUARY 28, 1997


==============================================================================


(Copyright)1997 PaineWebber Incorporated

                          PART C - OTHER INFORMATION

Item 24.  Financial Statements and Exhibits



         1.       Financial Statements:

                  Included in Part A of the Registration Statement:

                  a.       Financial Highlights

                  Included in Part B of the Registration Statement through incorporation by reference from the Annual Report to the Shareholders, previously filed with the Securities and Exchange Commission through EDGAR on January 3, 1997 [File No.
                  33-64916] [Accession No. 0000889812-97-000010]:

                  a.       Report of Price Waterhouse, LLP, Independent
                           Accountants

                  b.       Portfolio of Investments as of October 31, 1996

                  c.       Statement of Assets and Liabilities as of October 31,
                           1996

                  d.       Statement of Operations for the year ended October
                           31, 1996

                  e.       Statement of Changes in Net Assets

                  f.       Notes to Financial Statements

                  g.       Quarterly Results of Operations (unaudited)

                  h.       Financial Highlights

         2.       Exhibits:

                  a.       (i)      Articles of Incorporation(1)
                           (ii)     Articles of Amendment(2)

                  b.       (i)      Bylaws(3)
                           (ii)     Amendment to Bylaws(4)

                  c.       None

                  d.       Inapplicable


--------


(1)      Incorporated by reference to exhibit 1(a) to the Registrant's initial
         Registration Statement on Form N-2 filed June 23, 1993 (File No.
         33-64916).

(2)      Incorporated by reference to exhibit 1(b) to the Registrant's initial
         Registration Statement on Form N-2 filed June 23, 1993 (File No.
         33-64916).

(3)      Incorporated by reference to exhibit 2(b)(i) to Post-Effective
         Amendment No. 4 to the Registrant's initial registration Statement on Form N-2 filed January 4, 1996 (File No. 33-64916)

(4)      Incorporated by reference to exhibit 2(b)(ii) to Post-Effective
         Amendment No. 4 to the Registrant's initial registration Statement on Form N-2 filed January 4, 1996 (File No. 33-64916)


                  e.       Dividend Reinvestment Plan(5)
                  f.       None
                  g.       Investment Advisory and Administration Contract(6)

                  h.       (i)      Underwriting Agreement(7)
                           (ii)     Master Selected Dealer Agreement(6)
                  i.       None
                  j.       Custodian Agreement(8)
                  k.       Transfer Agency Agreement(9)
                  l.       Opinion and Consent of Counsel(10)
                  m.       None
                  n.       Consent of Independent Accountants (filed herewith)
                  o.       None
                  p.       Letter of Investment Intent(11)
                  q.       None
                  r.       Financial Data Schedule (filed herewith)


Item 25.  Marketing Arrangements

         Inapplicable.  See note accompanying Item 24.2.h.


--------

(5) Incorporated by reference to exhibit 5 to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-2 filed September
         30, 1993 (File No. 33-64916).

(6)      Incorporated by reference to exhibit g to Post-Effective Amendment No.
         2 to the Registration Statement on Form N-2 filed November 23, 1994
         (File No. 33-64916).

(7) The shares offered by the Prospectus will be offered in order to effect over-the-counter secondary market transactions by PaineWebber in its capacity as a dealer and secondary market maker and not pursuant to any agreement with the Fund. Shares were originally issued in a public offering pursuant to an Underwriting Agreement, included as exhibit h to Post-Effective Amendment No. 2 to the Registration Statement on Form
         N-2 filed November 23, 1994 (File No. 33-64916), and a related document, included as exhibit 8(b) to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2 filed September 30, 1993 (file
         No. 33-64916).

(8)      Incorporated by reference to exhibit j to Post-Effective Amendment No.
         2 to the Registration Statement on Form N-2 filed November 23, 1994
         (File No. 33-64916).

(9)      Incorporated by reference to exhibit k to Post-Effective Amendment No.
         2 to the Registration Statement on Form N-2 filed November 23, 1994
         (File No. 33-64916).

(10)     Incorporated by reference to exhibit 12 to Pre-Effective Amendment No.
         2 to the Registrant's Registration Statement on Form N-2 filed
         September 30, 1993 (File No. 33-64916).

(11)     Incorporated by reference to exhibit 16 to Pre-Effective Amendment No.
         2 to the Registrant's Registration Statement on Form N-2 filed
         September 30, 1993 (File No. 33-64916).

Item 26.  Other Expenses of Issuance and Distribution

         Not applicable to current Post-Effective Amendment; for expenses incurred in connection with this Registration Statement; see the Fund's Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2, SEC File No. 33-64916, filed September 30, 1993.


Item 27.  Persons Controlled by or Under Common Control

         None.

Item 28.  Number of Holders of Securities


                                                             Number of Record
                                                               Holders as of
Title of Class                                               December 31, 1996
--------------                                               -----------------
Common Stock, par value
$0.001 per share                                                 767


Item 29.  Indemnification

         Incorporated by reference to Item 29 of Part C to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2 filed September 30, 1993 (File No. 33-64916).

Item 30.  Business and Other Connections of Investment Adviser

         See "Management of the Fund" in the Prospectus.

         Mitchell Hutchins, a Delaware corporation, is a registered investment adviser and is wholly owned by PaineWebber, which in turn is wholly owned by Paine Webber Group Inc. Mitchell Hutchins is primarily engaged in the investment advisory business. Information as to executive officers and directors of Mitchell Hutchins is included in its Form ADV filed with the SEC (Registration number 801-13219) and is incorporated herein by reference.

Item 31.  Location of Accounts and Records

         The accounts and records of the Trust are maintained at the office of the Fund's custodian at 40 Water Street, Boston, Massachusetts 62109, except that the Fund's corporate records (its articles of incorporation, by-laws and minutes of the meetings of its board of directors and shareholders) are maintained at the offices of Mitchell Hutchins at 1285 Avenue of the Americas, New York, New York 10019.

Item 32.  Management Services

         None.

Item 33.  Undertakings


         The Registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:


         (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

         (ii) To reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

         (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(2) That for the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497 under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(3) That for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(4) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(5) To send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                              SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 13th day of January, 1997.


                                    GLOBAL HIGH INCOME DOLLAR FUND INC.

                                    By: /s/ Dianne E. O'Donnell
                                        --------------------------------
                                            Dianne E. O'Donnell
                                            Vice President and Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the dates indicated:



Signature                          Title                        Date
---------                          -----                        ----

/s/ Margo N. Alexander *           President and Director       Jan. 13, 1997
------------------------------     (Chief Executive Officer)
Margo N. Alexander *

/s/ E. Garrett Bewkes, Jr. *       Director and Chairman        Jan. 13, 1997
------------------------------     of the Board of Directors
E. Garrett Bewkes, Jr. *

/s/ Richard Q. Armstrong *         Director                     Jan. 13, 1997
------------------------------
Richard Q. Armstrong *

/s/ Richard Burt *                 Director                     Jan. 13, 1997
------------------------------
Richard Burt *

/s/ Mary C. Farrell *              Director                     Jan. 13, 1997
------------------------------
Mary C. Farrell *

/s/ Meyer Feldberg *               Director                     Jan. 13, 1997
------------------------------
Meyer Feldberg *

/s/ George W. Gowen *              Director                     Jan. 13, 1997
------------------------------
George W. Gowen *

/s/ Frederic V. Malek *            Director                     Jan. 13, 1997

------------------------------
Frederic V. Malek *

/s/ Carl W. Schafer *              Director                     Jan. 13, 1997
------------------------------
Carl W. Schafer *

/s/ John R. Torell III *           Director                     Jan. 13, 1997
------------------------------
John R. Torell III *

/s/ Julian F. Sluyters             Vice President and Treasurer
------------------------------     (Chief Financial and
Julian F. Sluyters                 Accounting Officer)          Jan. 13, 1997

* Signature affixed by Robert A. Wittie pursuant to power of attorney dated May 21, 1996 and incorporated by reference from Post-Effective Amendment No. 25 to the Registration Statement of PaineWebber RMA Tax-Free Fund, SEC File No. 2-78310, filed June 27, 1996.

                      GLOBAL HIGH INCOME DOLLAR FUND INC.

                                 EXHIBIT INDEX

                             Document Description
                                                                      Sequential
                                                                          Page
  Exhibit                                                                Number
  -------                                                                ------
    a.   (i)      Articles of Incorporation [previously filed as
                  exhibit 1(a) to the Registrant's initial
                  Registration Statement on Form N-2 filed June 23, 1993
                  (File No. 33- 64916)]

         (ii) Articles of Amendment [previously filed as exhibit 1(b) to the Registrant's initial Registration
                  Statement on Form N-2 filed June 23, 1993 (File No.
                  33- 64916)]

    b.   (i)      Bylaws [previously filed as exhibit 2(b)(i) to
                  Post-Effective Amendment No. 4 to the Registrant's initial registration Statement on Form N-2 filed
                  January 4, 1996 (File No. 33-64916)]


         (ii) Amendment to Bylaws [previously filed as exhibit 2(b)(ii) to Post-Effective Amendment No. 4 to the Registrant's initial registration Statement on Form N-2 filed January 4, 1996 (File No. 33-64916)]

    c.            None

    d.            Inapplicable

    e.            Dividend Reinvestment Plan [previously filed as
                  exhibit 5 to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2 filed September 30, 1993 (File No. 33-64916)]

    f.            None

    g.
                  Investment Advisory and Administration Contract [previously filed as exhibit g to Post-Effective Amendment No. 2 to the Registration Statement on
                  Form N-2 filed November 23, 1994 (File No. 33-64916)]

    h.   (i)      Underwriting Agreement [previously filed as exhibit h
                  to Post-Effective Amendment No. 2 to the Registration
                  Statement on Form N-2 filed November 23, 1994 (File

                  No. 33-64916)]

         (ii) Master Selected Dealer Agreement [previously filed as exhibit 8(b) to Pre- Effective Amendment No. 2 to the Registration Statement on Form N-2 filed
                  September 30, 1993 (File No. 33-64916)]

    i.            None

    j. Custodian Agreement [previously filed as exhibit j to Post-Effective Amendment No. 2 to the
                  Registration Statement on Form N-2 filed
                  November 23, 1994 (File No. 33-64916)]

    k. Transfer Agency Agreement [previously filed as exhibit k to Post-Effective Amendment No. 2 to the Registration Statement on Form N-2 filed November 23, 1994
                  (File No. 33-64916)]

    l.            Opinion and consent of counsel [previously filed as
                  exhibit 12 to Pre- Effective Amendment No. 2 to the Registration Statement on Form N-2 filed September 30, 1993 (File No. 33-64916)]

    m.            None

    n.            Consent of Independent Accountants [filed herewith]

    o.            None

    p.            Letter of Investment Intent [previously filed as
                  exhibit 16 to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2 filed September 30, 1993 (File No. 33-64916)]

    q.            None

    r.            Financial Data Schedule [filed herewith]

                                     II-6